UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1. Reports to Stockholders

Fixed income mutual fund

Delaware Emerging Markets Debt Fund

July 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Debt Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Emerging Markets Debt Fund	August 7, 2018

Performance preview (for the year ended July 31, 2018)
Delaware Emerging Markets Debt Fund (Institutional Class shares)	1-year return	+0.16%
Delaware Emerging Markets Debt Fund (Class A shares)	1-year return	-0.10%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (benchmark)	1-year return	+0.51%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Debt Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the first six months of the fiscal year ended July 31, 2018, emerging market economies continued to benefit from the favorable macro conditions that had characterized the previous 12 months. Fiscal expansion in the United States, a slow but steady rebound in the euro zone, and continued growth in China’s economy were all contributing factors to a generally favorable period that investors characterized as globally coordinated growth.

Beginning in January 2018 and continuing through the end of the fiscal period, however, many of these macro fundamentals slowed down and then reversed. First, and foremost, beginning with the US Federal Reserve and subsequently echoed somewhat by the Bank of Japan and the European Central Bank, there was a shift in developed-market central banks from a fairly easy monetary stance to a tighter one. As interest rates on an absolute, risk-free basis began to rise, the US dollar gained strength, casting a pall on emerging market economies.

Secondarily, China’s economy, upon which many emerging markets depend, began to slow during this period. As the largest consumer of many of the commodities exported by emerging market countries, China’s economic health is a crucial factor in emerging market performance (source: Bloomberg). When the fiscal year began in August 2017, we believe the Chinese growth

While there may be some truth to the

saying that a rising tide lifts all boats, it

seems that when the tide goes out, a lot

depends on the precise location of each

boat. In the case of emerging markets,

virtually all countries benefited from the

benign macro environment that

persisted through the end of 2017, and

we believe investors tended to look no

further for an explanation of their

positive performance. However, the

broadly tightening conditions that took

hold early in 2018 heightened

sensitivities to idiosyncratic factors

within emerging markets, driving greater

country performance dispersion.

1

Portfolio management review
Delaware Emerging Markets Debt Fund

was pumped up somewhat artificially in support of President Xi Jinping’s political agenda, which included the elimination of term limits. However, starting in January 2018, we began to see a return to economic reality in China.

Equally, if not more important, was the relative strength of the US dollar. Throughout the last six months of 2017, the dollar had been relatively weak, which, in our view, is advantageous for emerging market countries that issue bonds denominated in dollars. A weak dollar effectively lowers the cost of servicing the interest on the bonds that they have issued. When the dollar rises, the cost of servicing those bonds increases commensurately. It also supports benign inflation dynamics and strong commodity pricing. From the beginning of the fiscal year through mid-February 2018, the US Dollar Index declined 4.6%, creating a favorable backdrop for emerging market debt. From that point on, however, and continuing through the end of the fiscal year, the US Dollar Index gained 6.7%, which created significant pressure on that debt.

The looming threat and, ultimately, the imposition of US tariffs on trade were another factor that adversely affected emerging market economies during the fiscal year. As the fiscal period began and for much of the period, investors generally considered the Trump administration’s rhetoric as little more than posturing for a better deal. When the threats came closer to fruition, however, markets repriced accordingly. In the past, investors found what was good for the US was also good for emerging markets. If the US economy grew at a certain rate, investors could expect an even higher factor of growth for its emerging market trading partners. With the imposition of tariffs, however, that factor appears to be decreasing. In essence, advancing a protectionist trade agenda weakened global growth forecasts during the latter half of the fiscal year.

While there may be some truth to the saying that a rising tide lifts all boats, it seems that when the tide goes out, a lot depends on the precise location of each boat. In the case of emerging markets, virtually all countries benefited from the benign macro environment that persisted through the end of 2017, and we believe investors tended to look no further for an explanation of their positive performance. However, the broadly tightening conditions that took hold early in 2018 heightened sensitivities to idiosyncratic factors within emerging markets, driving greater country performance dispersion.

Two countries represented in the Fund’s portfolio — Argentina and Turkey — experienced dramatic declines in their currencies. Over the course of the fiscal year, the Argentine peso declined nearly 36% versus the dollar while the Turkish lira depreciated more than 28%. In both cases, political uncertainty played a significant role. Although Mexico’s currency also depreciated during the fiscal period, it stood in stark contrast as the Mexican peso gained strength in the latter half of the fiscal year as political uncertainty concerning its presidential election stabilized following the victory of Andres Manuel Lopez Obrador in early July 2018.

Within the Fund

For the fiscal year ended July 31, 2018, Delaware Emerging Markets Debt Fund underperformed its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Fund’s Institutional Class shares returned +0.16%. The Fund’s Class A shares declined -0.10% at net asset value and -4.59% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark returned +0.51%. For complete annualized performance for Delaware Emerging Markets Debt Fund, please see the table on page 5.

2

The Fund’s underperformance relative to the benchmark was partially the result of the sharp change in the economic environment that occurred early in 2018. As the Fund’s fiscal year progressed, attempting to take advantage of the then favorable financing conditions balanced by interest rate concerns, the Fund decreased duration (a measure of a bond’s price sensitivity to changes in interest rates) and increased its exposure to high yield relative to high grade securities, raising high yield exposure from 55% to 58% of the portfolio, with a corresponding decrease in high grade exposure from 45% to 42%. Since January 2018, however, given ongoing concern about higher interest rates and tightening financing conditions, the Fund shortened duration further and reduced its high yield exposure to 52% while increasing its high grade position to 48%. These dynamic changes in portfolio positioning acted to reduce underperformance relative to the benchmark, but were insufficient in overcoming the sharp downturns that took place in several countries.

Argentina was the most significant detractor from the Fund’s performance during the fiscal year, affected by both country and credit selection. We carried an overweight position in Argentina into the beginning of the fiscal year, based on our belief that Mauricio Macri — elected president in 2015 and a former J.P. Morgan banker who spoke the language of the markets — could execute a financial turnaround and get Argentina re-engaged with the markets. However, in our opinion, Macri and the government acted too slowly and failed to enact a credible fiscal program. Even though Argentina has now secured a $50 billion program from the International Monetary Fund (IMF), investors remain skeptical. We owned bonds linked to the peso that were issued by YPF S.A., the Argentine national oil company. Even though the company has decent leverage metrics versus its peers and a fairly compelling growth opportunity, it declined sharply given investors’

broad Argentinian risk-off sentiment and currency depreciation. We maintained the Fund’s position in the bonds based on solid fundamentals and a belief that IMF support could ultimately stabilize Argentine assets.

Turkey was another significant detractor during fiscal period. We transitioned the Fund from an underweight position relative to the benchmark to an overweight just prior to the election held on June 24, 2018. Typically, markets settle down after an election, as the pre-election rhetoric cools off. Unfortunately, this was not one of those times. Once viewed as a market savior, Turkish president Recep Tayyip Erdogan increasingly seems driven purely by politics, in our view. Shedding his prior hands-off approach, he now openly criticizes central bank policy and independence, creating a two-pronged problem as the market struggles with both currency depreciation and inflation. Further, his policy shift on Syria, in defiance of Turkey’s North Atlantic Treaty Organization (NATO) allies, seems to have further alienated investors. Among the Fund’s Turkish holdings, we were heavily skewed toward banks, given that corporates were trading tight relative to sovereign bonds. We held subordinated bonds of two banks, Akbank Turk AS and Turkiye Is Bankasi AS. Despite the strength of these Turkish banks, they were punished inordinately as investors fled the country. We maintained the Fund’s positions in both banks as they have solid capital buffers to absorb some of the volatility; however, we are constantly assessing relative value and may dispose of these positions going forward.

Mexico also detracted from performance, as we took the Fund from a neutral position relative to the benchmark to an underweight and then back to neutral following the presidential election in early July 2018. In our view, the Fund underperformed moderately based on credit selection. Although the election is over, uncertainty continues to hang over the market. President-elect Lopez Obrador will not take office

3

Portfolio management review
Delaware Emerging Markets Debt Fund

until Dec. 1, though he has already made some policy pronouncements. Additionally, Mexico and the US continued to trade barbs over the renegotiation of the North American Free Trade Agreement (NAFTA).

Angola was the leading contributor to the Fund’s performance during the fiscal year, as its sovereign bonds performed well. A new government proved more market friendly, engaging the IMF for policy supervision. That seemed to help improve investors’ view as it regained access to capital markets. Higher oil prices also contributed.

The Fund’s investments in Israel also performed well, benefiting from both its sector and credit selection. Absent a position in Teva Pharmaceutical Finance, both a poor performer and a large position in the benchmark, the Fund was significantly underweight for much of the fiscal period. We renewed the Fund’s position in Teva Pharmaceutical after new management and a turnaround plan were put in place.

Elsewhere, Chile performed well, benefiting from strong credit selection. Egypt, an overweight position in the Fund, benefited from strong fiscal performance under an IMF program. Additionally, Kazakhstan benefited from higher commodity prices and a low level of political malaise.

A note about derivatives

During the fiscal year, Delaware Emerging Markets Debt Fund invested in currency hedges in forward foreign exchange contracts, options, and credit default swaps. These positions did not have a material effect on the Fund’s performance, contributing 0.15 percentage points for the fiscal year. The total outstanding notional exposure at the end of the fiscal year was -10.35% (notional value is the face amount of a security that is used to calculate the payout on a derivative contract of that underlying security at settlement).

4

Performance summary
Delaware Emerging Markets Debt Fund	July 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2,3]	Average annual total returns through July 31, 2018

	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 30, 2013)
Excluding sales charge	-0.10%	+5.12%	+3.95%	+5.73%
Including sales charge	-4.59%	+3.52%	+3.00%	+5.11%
Class C (Est. Sept. 30, 2013)
Excluding sales charge	-0.84%	+4.72%	+3.59%	+5.22%
Including sales charge	-1.78%	+4.72%	+3.59%	+5.22%
Class R (Est. Sept. 30, 2013)
Excluding sales charge	+0.16%	+5.20%	+3.97%	+5.65%
Including sales charge	+0.16%	+5.20%	+3.97%	+5.65%
Institutional Class (Est. Sept. 30, 2013)
Excluding sales charge	+0.16%	+5.24%	+4.10%	+5.92%
Including sales charge	+0.16%	+5.24%	+4.10%	+5.92%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified	+0.51%	+4.46%	+4.86%	+4.97%*

*The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1 A privately offered fund managed by the Fund’s portfolio manager was reorganized into the Fund and the Fund commenced operations on Sept. 30, 2013. This privately offered fund commenced operations on Nov. 3, 2010 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment under the Investment Company Act of 1940 (1940 Act). As a result, the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of

1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for the periods prior to its commencement of operations on Sept. 30, 2013 is that of the privately offered fund. Because the privately offered fund was a master fund that did not charge any management or other asset-based fees, the privately offered fund’s performance shown above has been restated, on a one-time basis, to reflect the fees, expenses, and waivers and reimbursements for each class of the Fund at the commencement of the Fund’s operations. If the performance of the privately offered fund had not been restated, the performance for such classes may have been higher than the performance shown in the average annual total returns table above.

5

Performance summary
Delaware Emerging Markets Debt Fund

2 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

6

Leverage risk is the risk associated with securities or practices (for example, borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. Although the Fund will seek to manage the Fund’s risk from the leverage associated with derivative investments by closely monitoring the volatility of such investments, the Fund may not be successful in this respect.

3 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.79% of the Fund’s average daily net assets during the period from April 1, 2018 to July 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.91%	2.66%	2.16%	1.66%
Net expenses (including fee waivers, if any)	1.04%	1.79%	1.29%	0.79%
Type of waiver	Contractual	Contractual	Contractual (Investment manager waiver); Voluntary (12b-1 fee waiver)	Contractual

*For the period Aug. 1, 2017 to Nov. 27, 2017, the waiver was set at 1.00% of the Fund’s average daily net assets and for the period Nov. 28, 2017 to March 31, 2018, the waiver was set at 0.95% of the Fund’s average daily net assets. The aggregate contractual waiver period covering this report is from Nov. 28, 2016 through April 1, 2019.

7

Performance summary
Delaware Emerging Markets Debt Fund

Performance of a $10,000 investment1

Average annual total returns from Sept. 30, 2013 (Fund’s inception) through July 31, 2018

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Sept. 30, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified as of Sept. 30, 2013. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified tracks US dollar–denominated emerging market corporate bonds, limiting the weights of countries with larger corporate debt stocks by including only a specified portion of those countries’ eligible current face amounts of debt outstanding.

The US Dollar Index, mentioned on page 2, measures the weighted mean value of the US dollar relative to a basket of six foreign currencies: the euro, Japanese yen, British pound sterling, Canadian dollar, Swedish krona, and Swiss franc. The index goes up when the US dollar gains strength, or value, compared to other currencies.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

8

	Nasdaq symbols	CUSIPs
Class A	DEDAX	246094841
Class C	DEDCX	246094833
Class R	DEDRX	246094825
Institutional Class	DEDIX	246094817

9

Disclosure of Fund expenses
For the six-month period February 1, 2018 to July 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2018 to July 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

10

Delaware Emerging Markets Debt Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/18	7/31/18	Expense Ratio	2/1/18 to 7/31/18*

Actual Fund return†
Class A	$1,000.00	$964.00	1.09%	$5.31
Class C	1,000.00	960.40	1.84%	8.94
Class R	1,000.00	965.10	0.84%	4.09
Institutional Class	1,000.00	965.20	0.84%	4.09

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.39	1.09%	$5.46
Class C	1,000.00	1,015.67	1.84%	9.20
Class R	1,000.00	1,020.63	0.84%	4.21
Institutional Class	1,000.00	1,020.63	0.84%	4.21

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

11

Security type / country and sector allocation

Delaware Emerging Markets Debt Fund	As of July 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Corporate Bonds by Country	70.53%
Argentina	4.02%
Australia	1.42%
Brazil	11.75%
Chile	4.62%
China	3.72%
Colombia	1.78%
Dominican Republic	0.96%
Georgia	0.92%
Ghana	1.09%
Guatemala	0.95%
Hong Kong	1.20%
India	1.72%
Indonesia	1.82%
Israel	3.02%
Jamaica	0.59%
Kazakhstan	1.84%
Kuwait	1.13%
Mexico	5.28%
Morocco	1.35%
Netherlands	1.00%
Peru	0.87%
Republic of Korea	0.91%
Russia	3.98%
Singapore	1.13%
South Africa	2.75%
Spain	0.82%
Turkey	3.41%
Ukraine	2.86%
United Arab Emirates	1.77%
Zambia	1.85%
Loan Agreement	1.50%
Regional Bonds	1.20%
Sovereign Bonds by Country	18.94%
Angola	0.97%
Argentina	1.87%
Azerbaijan	0.63%
Bermuda	0.87%
Brazil	0.34%

12

Security type / country	Percentage of net assets
Dominican Republic	1.51%
Egypt	1.82%
Ivory Coast	0.85%
Jordan	1.12%
Mexico	0.07%
Mongolia	0.90%
Nigeria	0.95%
Qatar	0.95%
Senegal	1.04%
South Africa	2.44%
Turkey	0.89%
Ukraine	1.72%
Supranational Banks	2.37%
Options Purchased	0.25%
Short-Term Investments	2.12%
Total Value of Securities	96.91%
Receivables and Other Assets Net of Liabilities	3.09%
Total Net Assets	100.00%

Corporate bonds by sector	Percentage of net assets
Banking	12.75%
Basic Industry	16.39%
Capital Goods	0.90%
Communications	4.29%
Consumer Cyclical	1.87%
Consumer Non-Cyclical	9.28%
Electric	6.82%
Energy	16.46%
Transportation	0.88%
Utilities	0.89%
Total	70.53%

13

Schedule of investments
Delaware Emerging Markets Debt Fund	July 31, 2018

		Principal amount°	Value (US $)
Corporate Bonds – 70.53%Δ

Argentina – 4.02%
Rio Energy 144A 6.875% 2/1/25 #		225,000	$187,650
Tecpetrol 144A 4.875% 12/12/22 #		335,000	316,156
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #		170,000	160,599
YPF
144A 7.00% 12/15/47 #		150,000	121,031
144A 36.75% (BADLARPP + 4.00%) 7/7/20 #•		170,000	92,521

			877,957

Australia – 1.42%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #		340,000	310,301

			310,301

Brazil – 11.75%
Aegea Finance 144A 5.75% 10/10/24 #		200,000	193,300
Banco do Brasil 144A 4.875% 4/19/23 #		315,000	310,181
Braskem Netherlands Finance 144A 4.50% 1/10/28 #		315,000	303,077
Cemig Geracao e Transmissao 144A 9.25% 12/5/24 #		270,000	282,461
CSN Resources 144A 7.625% 2/13/23 #		205,000	194,240
ESAL 144A 6.25% 2/5/23 #		200,000	195,060
JBS USA LUX 144A 6.75% 2/15/28 #		120,000	113,550
Marfrig Holdings Europe 144A 8.00% 6/8/23 #		200,000	205,250
Petrobras Global Finance
7.25% 3/17/44		105,000	103,556
7.375% 1/17/27		130,000	135,330
Rede D’or Finance 144A 4.95% 1/17/28 #		200,000	183,375
Suzano Austria 144A 7.00% 3/16/47 #		200,000	214,500
Swiss Insured Brazil Power Finance 144A 9.85% 7/16/32 #	BRL	500,000	129,553

			2,563,433

Chile – 4.62%
AES Gener 144A 8.375% 12/18/73 #µ		200,000	208,000
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #		200,000	185,125
Enel Chile 4.875% 6/12/28		205,000	210,029
Geopark 144A 6.50% 9/21/24 #		200,000	198,084
VTR Finance 144A 6.875% 1/15/24 #		200,000	207,480

			1,008,718

China – 3.72%
Baidu 4.375% 3/29/28		215,000	213,410
Bank of China 144A 5.00% 11/13/24 #		205,000	211,106
BOC Aviation 144A 2.375% 9/15/21 #		200,000	191,193
JD.com 3.125% 4/29/21		200,000	195,116

			810,825

14

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)

Colombia – 1.78%
Ecopetrol
5.875% 9/18/23	50,000	$53,700
7.375% 9/18/43	110,000	126,087
Frontera Energy 144A 9.70% 6/25/23 #	200,000	209,250

		389,037

Dominican Republic – 0.96%
AES Andres 144A 7.95% 5/11/26 #	200,000	209,000

		209,000

Georgia – 0.92%
Bank of Georgia 144A 6.00% 7/26/23 #	200,000	200,013

		200,013

Ghana – 1.09%
Tullow Oil 144A 7.00% 3/1/25 #	245,000	238,875

		238,875

Guatemala – 0.95%
Comunicaciones Celulares via Comcel Trust 144A 6.875% 2/6/24 #	200,000	208,097

		208,097

Hong Kong – 1.20%
CK Hutchison International 17 144A 2.875% 4/5/22 #	270,000	262,045

		262,045

India – 1.72%
ICICI Bank 144A 4.00% 3/18/26 #	200,000	188,440
Vedanta Resources 144A 6.125% 8/9/24 #	200,000	186,748

		375,188

Indonesia – 1.82%
Perusahaan Gas Negara Persero 144A 5.125% 5/16/24 #	200,000	201,852
Perusahaan Listrik Negara 144A 5.25% 5/15/47 #	200,000	194,495

		396,347

Israel – 3.02%
Israel Chemicals 144A 6.375% 5/31/38 #	250,000	250,156
Israel Electric 144A 4.25% 8/14/28 #	200,000	195,957
Teva Pharmaceutical Finance Netherlands III 6.75% 3/1/28	200,000	213,816

		659,929

Jamaica – 0.59%
Digicel Group 144A 7.125% 4/1/22 #	200,000	128,250

		128,250

15

Schedule of investments

Delaware Emerging Markets Debt Fund

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)

Kazakhstan – 1.84%
KazMunayGas National JSC 144A 6.375% 10/24/48 #	200,000	$209,690
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	192,772

		402,462

Kuwait – 1.13%
Equate Petrochemical 144A 3.00% 3/3/22 #	255,000	246,019

		246,019

Mexico – 5.28%
Banco Santander Mexico 144A 4.125% 11/9/22 #	150,000	150,660
Cydsa 144A 6.25% 10/4/27 #	200,000	193,500
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	200,000	197,000
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	240,000	210,000
Mexichem 144A 5.50% 1/15/48 #	220,000	206,778
Petroleos Mexicanos 6.75% 9/21/47	210,000	194,250

		1,152,188

Morocco – 1.35%
OCP 144A 4.50% 10/22/25 #	300,000	294,599

		294,599

Netherlands – 1.00%
Syngenta Finance 144A 5.182% 4/24/28 #	225,000	218,749

		218,749

Peru – 0.87%
Kallpa Generacion 144A 4.125% 8/16/27 #	200,000	188,750

		188,750

Republic of Korea – 0.91%
Woori Bank 144A 4.75% 4/30/24 #	200,000	198,658

		198,658

Russia – 3.98%
Gazprom OAO via Gaz Capital 144A 4.95% 3/23/27 #	260,000	253,330
Novolipetsk Steel via Steel Funding DAC 144A 4.00% 9/21/24 #	200,000	188,825
Phosagro OAO via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	240,000	234,908
VEON Holdings 144A 4.95% 6/16/24 #	200,000	191,924

		868,987

Singapore – 1.13%
DBS Group Holdings 144A 4.52% 12/11/28 #µ	245,000	247,249

		247,249

South Africa – 2.75%
Growthpoint Properties International 144A 5.872% 5/2/23 #	200,000	207,064
Myriad International Holdings 144A 4.85% 7/6/27 #	200,000	199,873

16

	Principal amount°	Value (US $)
Corporate BondsΔ (continued)

South Africa (continued)
Transnet SOC 144A 4.00% 7/26/22 #	200,000	$192,839

		599,776

Spain – 0.82%
Atento Luxco 1 144A 6.125% 8/10/22 #	180,000	177,885

		177,885

Turkey – 3.41%
Akbank Turk 144A 7.20% 3/16/27 #µ	205,000	170,298
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	200,000	179,910
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	210,000	207,442
Turkiye Is Bankasi 144A 7.00% 6/29/28 #µ	240,000	185,872

		743,522

Ukraine – 2.86%
Kernel Holding 144A 8.75% 1/31/22 #	220,000	226,184
MHP
144A 6.95% 4/3/26 #	200,000	193,243
144A 7.75% 5/10/24 #	200,000	205,790

		625,217

United Arab Emirates – 1.77%
Abu Dhabi Crude Oil Pipeline
144A 3.65% 11/2/29 #	200,000	191,965
144A 4.60% 11/2/47 #	200,000	194,380

		386,345

Zambia – 1.85%
First Quantum Minerals
144A 7.25% 4/1/23 #	200,000	201,750
144A 7.50% 4/1/25 #	200,000	202,000

		403,750

Total Corporate Bonds (cost $15,868,171)		15,392,171

Loan Agreement – 1.50%

Republic of Angola 8.747% (LIBOR06M + 6.25%) 12/16/23 =•	350,625	328,571

Total Loan Agreement (cost $350,625)		328,571

Regional Bonds – 1.20%Δ

Argentina – 1.20%
Provincia de Cordoba
144A 7.125% 8/1/27 #	155,000	127,295
144A 7.45% 9/1/24 #	150,000	134,064

Total Regional Bonds (cost $315,807)		261,359

17

Schedule of investments

Delaware Emerging Markets Debt Fund

		Principal amount°	Value (US $)
Sovereign Bonds – 18.94%Δ

Angola – 0.97%
Angolan Government International Bond 144A 9.375% 5/8/48 #		200,000	$212,461

			212,461

Argentina – 1.87%
Argentine Bonos del Tesoro
16.00% 10/17/23	ARS	467,000	15,863
21.20% 9/19/18	ARS	315,000	12,145
Argentine Republic Government International Bond
5.625% 1/26/22		125,000	119,000
6.875% 1/11/48		330,000	260,043

			407,051

Azerbaijan – 0.63%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #		160,000	136,868

			136,868

Bermuda – 0.87%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		200,000	190,228

			190,228

Brazil – 0.34%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/23	BRL	280,000	74,282

			74,282

Dominican Republic – 1.51%
Dominican Republic International Bond 144A 6.00% 7/19/28 #		325,000	329,063

			329,063

Egypt – 1.82%
Egypt Government International Bond
144A 5.577% 2/21/23 #		200,000	198,837
144A 7.903% 2/21/48 #		200,000	199,202

			398,039

Ivory Coast – 0.85%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		200,000	184,237

			184,237

Jordan – 1.12%
Jordan Government International Bond 144A 5.75% 1/31/27 #		255,000	244,637

			244,637

18

		Principal amount°	Value (US $)
Sovereign BondsΔ (continued)

Mexico – 0.07%
Mexican Bonos 6.50% 6/9/22	MXN	297,000	$15,258

			15,258

Mongolia – 0.90%
Mongolia Government International Bond 144A 5.625% 5/1/23 #		200,000	195,921

			195,921

Nigeria – 0.95%
Nigeria Government International Bond 144A 7.875% 2/16/32 #		200,000	207,161

			207,161

Qatar – 0.95%
Qatar Government International Bond 144A 3.875% 4/23/23 #		206,000	207,078

			207,078

Senegal – 1.04%
Senegal Government International Bond 144A 6.75% 3/13/48 #		250,000	227,475

			227,475

South Africa – 2.44%
Republic of South Africa Government Bond 8.75% 1/31/44	ZAR	4,659,000	329,557
Republic of South Africa Government International Bond 5.875% 6/22/30		200,000	202,614

			532,171

Turkey – 0.89%
Turkey Government Bond 8.00% 3/12/25	TRY	1,542,000	194,726

			194,726

Ukraine – 1.72%
Ukraine Government International Bond
144A 7.375% 9/25/32 #		200,000	182,059
144A 7.75% 9/1/26 #		200,000	193,972

			376,031

Total Sovereign Bonds (cost $4,328,880)			4,132,687

Supranational Banks – 2.37%

Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #		240,000	233,183
Inter-American Development Bank
6.25% 6/15/21	IDR	300,000,000	19,891
7.875% 3/14/23	IDR	1,870,000,000	130,966

19

Schedule of investments
Delaware Emerging Markets Debt Fund

		Principal amount°	Value (US $)
Supranational Banks (continued)
International Finance 7.00% 7/20/27	MXN	2,650,000	$133,810

Total Supranational Banks (cost $535,561)			517,850

		Number of contracts
Options Purchased – 0.25%

Currency Put Options – 0.25%
USD vs CLP strike price CLP 630, expiration date 9/25/18, notional amount CLP 1,348,830,000 (CITI)		2,141,000	22,904
USD vs INR strike price INR 67, expiration date 1/24/19, notional amount INR 501,294,000 (HSBC)		7,482,000	20,454
USD vs JPY strike price JPY 108, expiration date 9/20/18, notional amount JPY 378,000,000 (BOA)		3,500,000	10,979
USD vs TRY strike price TRY 4, expiration date 8/31/18, notional amount TRY 9,058,880 (BNP)		2,264,720	1

Total Options Purchased (cost $55,113)			54,338

		Principal amount°
Short-Term Investments – 2.12%

Repurchase Agreements – 2.12%
Bank of America Merrill Lynch
1.84%, dated 7/31/18, to be repurchased on 8/1/18, repurchase price $73,431 (collateralized by US government obligations 2.25% 11/15/27; market value $74,896)		73,428	73,428
Bank of Montreal
1.83%, dated 7/31/18, to be repurchased on 8/1/18, repurchase price $146,863 (collateralized by US government obligations 0.125%–2.875% 7/15/22–11/15/46; market value $149,792)		146,855	146,855
BNP Paribas
1.87%, dated 7/31/18, to be repurchased on 8/1/18, repurchase price $241,730 (collateralized by US government obligations 0.00%–4.75% 12/31/22–8/15/46; market value $246,552)		241,717	241,717

Total Short-Term Investments (cost $462,000)			462,000

Total Value of Securities – 96.91% (cost $21,916,157)			$21,148,976

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2018, the aggregate value of Rule 144A securities was $17,350,618, which represents 79.50% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

20

° Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 13 in “Security type / country and sector allocations.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2018. Rate will reset at a future date.
•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	JPY (10,489,887)	USD 96,090	8/10/18	$2,213	$—
GS	BRL 1,202,952	USD (322,637)	8/10/18	—	(2,510)

Total Foreign Currency Exchange Contracts				$2,213	$(2,510)

Futures Contract

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
US Treasury
(6) Long Bonds	$(857,813)	$(855,732)	9/20/18	$(2,081)	$(2,063)

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 8 in “Notes to financial statements.”

21

Schedule of investments
Delaware Emerging Markets Debt Fund

Summary of abbreviations:

ARS – Argentine Peso

BADLARPP – Argentina Term Deposit Rate

BNP – BNP Paribas

BOA – Bank of America

BRL – Brazilian Real

CITI – Citigroup Global Markets

CLP – Chilean Peso

DAC – Designated Activity Company

GS – Goldman Sachs

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

LIBOR06M – ICE LIBOR USD 6 Month

MXN – Mexican Peso

TRY – Turkish Lira

USD – US Dollar

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

22

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Statement of assets and liabilities
Delaware Emerging Markets Debt Fund	July 31, 2018

Assets:
Investments, at value[1]	$21,094,638
Options purchased, at value[2]	54,338
Foreign currencies, at value[3]	399,375
Interest receivable	306,505
Cash	26,002
Cash collateral due from broker	16,000
Receivable for securities sold	4,248
Unrealized appreciation on foreign currency exchange contracts	2,213

Total assets	21,903,319

Liabilities:
Audit and tax fees payable	48,112
Other accrued expenses	21,528
Investment management fees payable to affiliates	4,519
Unrealized depreciation on foreign currency exchange contracts	2,510
Variation margin due to broker on futures contracts	2,063
Accounting and administration expenses payable to affiliates	409
Dividend disbursing and transfer agent fees and expenses payable to affiliates	352
Distribution fees payable to affiliates	80
Trustees’ fees and expenses payable	62
Legal fees payable to affiliates	24
Reports and statements to shareholders expenses payable to affiliates	18

Total liabilities	79,677

Total Net Assets	$21,823,642

Net Assets Consist of:
Paid-in capital	$22,419,152
Undistributed net investment income	36,706
Accumulated net realized gain	140,295
Net unrealized depreciation of investments	(766,406)
Net unrealized depreciation of foreign currencies	(2,952)
Net unrealized depreciation of foreign currency exchange contracts	(297)
Net unrealized depreciation of futures contracts	(2,081)
Net unrealized depreciation of options purchased	(775)

Total Net Assets	$21,823,642

24

Class A:
Net assets	$56,466
Shares of beneficial interest outstanding, unlimited authorization, no par	6,838
Net asset value per share	$8.26
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.65

Class C:
Net assets	$81,942
Shares of beneficial interest outstanding, unlimited authorization, no par	9,923
Net asset value per share	$8.26

Class R:
Net assets	$2,471
Shares of beneficial interest outstanding, unlimited authorization, no par	299
Net asset value per share	$8.26

Institutional Class:
Net assets	$21,682,763
Shares of beneficial interest outstanding, unlimited authorization, no par	2,622,764
Net asset value per share	$8.27

[1] Investments, at cost	$21,861,044
[2] Options purchased, at cost	55,113
[3] Foreign currencies, at cost	401,605

See accompanying notes, which are an integral part of the financial statements.

25

Statement of operations
Delaware Emerging Markets Debt Fund	Year ended July 31, 2018

Investment Income:
Interest	$1,262,247
Foreign tax withheld	(81)

1,262,166

Expenses:
Management fees	165,174
Distribution expenses – Class A	110
Distribution expenses – Class C	790
Distribution expenses – Class R	12
Registration fees	52,916
Audit and tax fees	50,719
Accounting and administration expenses	32,627
Reports and statements to shareholders expenses	21,603
Legal fees	13,477
Dividend disbursing and transfer agent fees and expenses	6,692
Custodian fees	5,601
Trustees’ fees and expenses	972
Other	14,627

365,320
Less expenses waived	(161,941)
Less waived distribution expenses – Class R	(12)
Less expense paid indirectly	(1,184)

Total operating expenses	202,183

Net Investment Income	1,059,983

26

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$356,842
Foreign currencies	(25,028)
Foreign currency exchange contracts	5,099
Futures contracts	34,765
Options purchased	(11,806)
Swap contracts	(14,854)

Net realized gain	345,018

Net change in unrealized appreciation (depreciation) of:
Investments[1]	(1,406,107)
Foreign currencies	(3,082)
Foreign currency exchange contracts	(654)
Futures contracts	(2,081)
Options purchased	28,255
Swap contracts	7,307

Net change in unrealized appreciation (depreciation)	(1,376,362)

Net Realized and Unrealized Loss	(1,031,344)

Net Increase in Net Assets Resulting from Operations	$28,639

[1]	Includes decrease of $11 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

27

Statements of changes in net assets
Delaware Emerging Markets Debt Fund

	Year ended
	7/31/18	7/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,059,983	$925,769
Net realized gain	345,018	786,912
Net change in unrealized appreciation (depreciation)	(1,376,362)	(80,487)

Net increase in net assets resulting from operations	28,639	1,632,194

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,956)	(503)
Class C	(2,926)	(338)
Class R	(118)	(104)
Institutional Class	(1,027,398)	(911,292)

Net realized gain:
Class A	(455)	—
Class C	(1,207)	—
Class R	(36)	—
Institutional Class	(317,542)	—

	(1,351,638)	(912,237)

Capital Share Transactions:
Proceeds from shares sold:
Class A	92,140	48,538
Class C	58,822	59,542
Institutional Class	126,314	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,411	502
Class C	4,133	338
Class R	154	104
Institutional Class	1,341,785	911,292

	1,625,759	1,020,316

28

	Year ended
	7/31/18	7/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(61,604)	$(25,345)
Class C	(38,549)	—
Institutional Class	(30,869)	—

	(131,022)	(25,345)

Increase in net assets derived from capital share transactions	1,494,737	994,971

Net Increase in Net Assets	171,738	1,714,928
Net Assets:
Beginning of year	21,651,904	19,936,976

End of year	$21,823,642	$21,651,904

Undistributed net investment income	$36,706	$56,892

See accompanying notes, which are an integral part of the financial statements.

29

Financial highlights

Delaware Emerging Markets Debt Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

30

		Year ended			9/30/13[1] to
7/31/18	7/31/17		7/31/16	7/31/15	7/31/14
$8.77	$8.48		$8.21	$8.84	$8.50

0.39	0.37		0.36	0.37	0.32
(0.39)	0.29		0.24	(0.61)	0.34

—	0.66		0.60	(0.24)	0.66

(0.38)	(0.37)		(0.33)	(0.30)	(0.32)
(0.13)	—		—	(0.09)	—

(0.51)	(0.37)		(0.33)	(0.39)	(0.32)

$8.26	$8.77		$8.48	$8.21	$8.84

(0.10% )	8.03%		7.62%	(2.65% )	7.86%

$57	$27		$3	$2	$2
1.16%	1.22%		1.01%	1.08%	1.31%
1.16%	1.22%		1.03%	1.14%	1.50%
1.90%	1.91%		2.04%	2.03%	2.48%
4.57%	4.30%		4.44%	4.46%	4.66%
4.57%	4.30%		4.42%	4.40%	4.47%
3.83%	3.61%		3.41%	3.51%	3.49%
108%	154%		232%	288%	152%

31

Financial highlights

Delaware Emerging Markets Debt Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

32

Year ended				9/30/13[1] to
7/31/18	7/31/17	7/31/16	7/31/15	7/31/14
$8.77	$8.48	$8.22	$8.84	$8.50

0.33	0.32	0.36	0.37	0.27
(0.39)	0.32	0.23	(0.60)	0.33

(0.06)	0.64	0.59	(0.23)	0.60

(0.32)	(0.35)	(0.33)	(0.30)	(0.26)
(0.13)	—	—	(0.09)	—

(0.45)	(0.35)	(0.33)	(0.39)	(0.26)

$8.26	$8.77	$8.48	$8.22	$8.84

(0.84% )	7.74%	7.49%	(2.53% )	7.22%

$82	$63	$2	$2	$2
1.91%	1.81%	1.01%	1.08%	2.03%
1.91%	1.81%	1.03%	1.14%	2.22%
2.65%	2.66%	2.79%	2.78%	3.20%
3.82%	3.71%	4.44%	4.46%	3.94%
3.82%	3.71%	4.42%	4.40%	3.75%
3.08%	2.86%	2.66%	2.76%	2.77%
108%	154%	232%	288%	152%

33

Financial highlights

Delaware Emerging Markets Debt Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

34

Year ended				9/30/13[1] to
7/31/18	7/31/17	7/31/16	7/31/15	7/31/14
$8.77	$8.48	$8.22	$8.84	$8.50

0.42	0.39	0.36	0.37	0.31
(0.39)	0.28	0.23	(0.60)	0.33

0.03	0.67	0.59	(0.23)	0.64

(0.41)	(0.38)	(0.33)	(0.30)	(0.30)
(0.13)	—	—	(0.09)	—

(0.54)	(0.38)	(0.33)	(0.39)	(0.30)

$8.26	$8.77	$8.48	$8.22	$8.84

0.16%	8.13%	7.49%	(2.53% )	7.64%

$2	$2	$2	$2	$2
0.91%	1.00%	1.01%	1.08%	1.55%
0.91%	1.00%	1.03%	1.14%	1.74%
2.13%	2.16%	2.29%	2.28%	2.72%
4.82%	4.52%	4.44%	4.46%	4.42%
4.82%	4.52%	4.42%	4.40%	4.23%
3.60%	3.36%	3.16%	3.26%	3.25%
108%	154%	232%	288%	152%

35

Financial highlights

Delaware Emerging Markets Debt Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest expense
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets excluding interest expense
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

36

Year ended				9/30/13[1] to
7/31/18	7/31/17	7/31/16	7/31/15	7/31/14
$8.78	$8.48	$8.22	$8.84	$8.50

0.42	0.39	0.36	0.37	0.34
(0.39)	0.29	0.23	(0.60)	0.33

0.03	0.68	0.59	(0.23)	0.67

(0.41)	(0.38)	(0.33)	(0.30)	(0.33)
(0.13)	—	—	(0.09)	—
(0.54)	(0.38)	(0.33)	(0.39)	(0.33)

$8.27	$8.78	$8.48	$8.22	$8.84

0.16%	8.25%	7.49%	(2.53% )	8.08%

$21,683	$21,560	$19,930	$18,532	$19,020
0.91%	1.00%	1.01%	1.08%	1.07%
0.91%	1.00%	1.03%	1.14%	1.26%
1.65%	1.66%	1.79%	1.78%	2.24%
4.82%	4.52%	4.44%	4.46%	4.90%
4.82%	4.52%	4.42%	4.40%	4.71%
4.08%	3.86%	3.66%	3.76%	3.73%
108%	154%	232%	288%	152%

37

Notes to financial statements
Delaware Emerging Markets Debt Fund	July 31, 2018

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Strategic Income Fund and Delaware Emerging Markets Debt Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Debt Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to primarily seek current income and secondarily capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services – Investment Companies.”

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are

38

valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2018 and for all open tax years (years ended July 31, 2015–July 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended July 31, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2018 and matured on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related

39

Notes to financial statements
Delaware Emerging Markets Debt Fund

1. Significant Accounting Policies (continued)

transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended July 31, 2018, the Fund earned $1,181 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended July 31, 2018, the Fund earned $3 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

40

Effective April 1, 2018, DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to limit annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), to 0.79% of average daily net assets of the Fund. From Aug. 1, 2017 through Nov. 27, 2017, the expenses were limited to 1.00% of average daily net assets of the Fund and from Nov. 28, 2017 through March 31, 2018, the expenses were limited to 0.95% of average daily net assets of the Fund. The expense waivers were in effect from Aug. 1, 2017 through July 31, 2018.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund and may be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Aug. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. For the year ended July 31, 2018, the Fund was charged $4,509 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Aug. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2018, the Fund was

41

Notes to financial statements
Delaware Emerging Markets Debt Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

charged $4,300 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. DDLP has agreed to voluntarily suspend the 12b-1 fee for the Class R shares and the suspension of the 12b-1 fee will continue while the Fund is not broadly distributed. Institutional Class shares pay no 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2018, the Fund was charged $417 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2018, DDLP earned $162 in commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2018, DDLP received gross CDSC commission of $35 on redemption of the Fund Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

*	The aggregate contractual waiver period covering this report is from Nov. 28, 2017 through April 1, 2019.

3. Investments

For the year ended July 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$23,457,938
Sales	22,647,239

42

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$21,917,501

Aggregate unrealized appreciation of investments and derivatives	$209,810
Aggregate unrealized depreciation of investments and derivatives	(980,713)

Net unrealized depreciation of investments and derivatives	$(770,903)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

43

Notes to financial statements
Delaware Emerging Markets Debt Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2018:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporate Debt	$—	$15,392,171	$—	$15,392,171
Foreign Debt	—	4,911,896	—	4,911,896
Loan Agreement	—	—	328,571	328,571
Options Purchased	—	54,338	—	54,338
Short-Term Investments	—	462,000	—	462,000

Total Value of Securities	$—	$20,820,405	$328,571	$21,148,976

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$2,213	$—	$2,213
Liabilities:
Foreign Currency Exchange Contracts	—	(2,510)	—	(2,510)
Futures Contracts	(2,081)	—	—	(2,081)

1Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

During the year ended July 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in significantly lower or higher value of such Level 3 investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Loan Agreement
Balance as of 7/31/17	$379,153
Sales	(63,750)
Net change in unrealized appreciation (depreciation)	13,168
Balance as of 7/31/18	$328,571
Net change in unrealized appreciation (depreciation) from investments still held at the end of the period	$ 13,168

44

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2018 and 2017 was as follows:

	Year ended
	7/31/18	7/31/17
Ordinary income	$1,218,412	$912,237
Long term capital gains	133,226	—

Total	$1,351,638	$912,237

5. Components of Net Assets on a Tax Basis

As of July 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$22,419,152
Undistributed ordinary income	54,538
Undistributed long-term capital gains	120,855
Unrealized depreciation of investments, foreign currencies, and derivatives	(770,903)

Net assets	$21,823,642

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of straddle losses, mark-to-market of forward foreign currency contracts, and mark to market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, and CDS swaps. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2018, the Fund recorded the following reclassifications:

Undistributed net investment income	$(47,771)
Accumulated net realized gain	47,771

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for the tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At July 31, 2018, the Fund had no capital loss carryforwards.

45

Notes to financial statements
Delaware Emerging Markets Debt Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended	Year ended
	7/31/18	7/31/17
Shares sold:
Class A	10,576	5,621
Class C	6,628	6,846
Institutional Class	14,515	—

Shares issued upon reinvestment of dividends and distributions:
Class A	287	58
Class C	480	39
Class R	18	12
Institutional Class	155,689	106,879

	188,193	119,455

Shares redeemed:
Class A	(7,045)	(2,929)
Class C	(4,338)	—
Institutional Class	(3,590)	—

	(14,973)	(2,929)

Net increase	173,220	116,526

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of July 31, 2018 or at any time during the year then ended.

46

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2018, the Fund used foreign currency exchange contracts and cross currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the

47

Notes to financial statements
Delaware Emerging Markets Debt Fund

8. Derivatives (continued)

futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2018, the Fund posted $16,000 cash collateral for open Futures contracts, which is shown as “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended July 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written were outstanding at July 31, 2018.

There were no transactions in options written during the year ended July 31, 2018.

During the year ended July 31, 2018, the Fund used options purchased contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, and to adjust the Fund’s overall exposure to certain markets.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

48

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2018, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended July 31, 2018, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2018, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

49

Notes to financial statements
Delaware Emerging Markets Debt Fund

8. Derivatives (continued)

Fair value of derivative instruments as of July 31, 2018 was as follows:

	Asset Derivatives Fair Value
Statement of Assets and	Currency
Liabilities Location	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$ 2,213	$ 2,213
Options purchased, at value	54,338	54,338
Total	$56,551	$56,551

	Liability Derivatives Fair Value
Statement of Assets and	Currency
Liabilities Location	Contracts	Total
Variation margin due to broker on futures contracts*	$(2,063)	$(2,063)
Unrealized depreciation on foreign currency exchange contracts	(2,510)	(2,510)
Total	$(4,573)	$(4,573)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through July 31, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2018 was as follows:

		Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$5,099	$ —	$(11,806)	$ —	$ (6,707)
Interest rate contracts	—	34,765	—	—	34,765
Credit contracts	—	—	—	(14,854)	(14,854)
Total	$5,099	$34,765	$(11,806)	$(14,854)	$ 13,204

50

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$(654)	$—	$—	$—	$(654)
Interest rate contracts	—	(2,081)	28,255	—	26,174
Credit contracts	—	—	—	7,307	7,307

Total	$(654)	$(2,081)	$28,255	$7,307	$32,827

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2018.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$147,379	$171,559
Futures contracts (average notional value)	—	242,947
Options contracts (average value)	18,147	—
CDS contracts (average notional value)*	450,692	—

*	Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statement of assets and liabilities.”

51

Notes to financial statements
Delaware Emerging Markets Debt Fund

9. Offsetting (continued)

At July 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivatives Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of America Merrill Lynch	$ —	$ (984)	$ (984)
BNP Paribas	2,213	(10,190)	(7,977)
Citigroup Global Markets	9,772	—	9,772
Goldman Sachs	—	(2,510)	(2,510)
Hong Kong Shanghai Bank	627	—	627
Total	$12,612	$(13,684)	$(1,072)

		Fair Value of		Fair Value of	Cash
Counterparty	Net Position	Non-Cash Collateral Received	Cash Collateral Received	Non-Cash Collateral Pledged	Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$ (984)	$—	$—	$—	$—	$ (984)
BNP Paribas	(7,977)	—	—	—	—	(7,977)
Citigroup Global Markets	9,772	—	—	—	—	9,772
Goldman Sachs	(2,510)	—	—	—	—	(2,510)
Hong Kong Shanghai Bank	627	—	—	—	—	627
Total	$(1,072)	$—	$—	$—	$—	$(1,072)

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

52

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of July 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

		Fair Value of
		Non-Cash	Cash Collateral	Net Collateral
Counterparty	Repurchase Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$73,428	$(73,428)	$—	$(73,428)	$—
Bank of Montreal	146,855	(146,855)	—	(146,855)	—
BNP Paribas	241,717	(241,717)	—	(241,717)	—

Total	$462,000	$(462,000)	$—	$(462,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2018.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

53

Notes to financial statements
Delaware Emerging Markets Debt Fund

10. Securities Lending (continued)

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2018, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

54

The Fund invests a portion of its assets in high yield, fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable.

55

Notes to financial statements
Delaware Emerging Markets Debt Fund

11. Credit and Market Risk (continued)

The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

56

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund

and Shareholders of Delaware Emerging Markets Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Emerging Markets Debt Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

57

Other Fund information (Unaudited)

Delaware Emerging Markets Debt Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	90.14%
(B) Long-Term Capital Gains Distribution (Tax Basis)	9.86%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2018, certain interest income paid by the Fund determined to be Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended July 31, 2018, the Fund reported maximum distributions of Short-Term Capital Gains of $134,183.

Board consideration of sub-advisory agreements for Delaware Emerging Markets Debt Fund at a meeting held November 15-16, 2017

At a meeting held on Nov. 15-16, 2017, the Board of Trustees (“Board”) of Delaware Group® Government Fund, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”) for Delaware Emerging Markets Debt Fund (the “Fund”). MIMEL and MIMGL may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL and MIMGL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL and MIMGL; information concerning MIMEL’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL and MIMGL; and a copy of the Sub-Advisory Agreements.

58

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMEL and MIMGL each would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMEL and MIMGL in connection with DMC’s collaboration with MIMEL and MIMGL in managing the Fund, and the qualifications and experience of MIMEL and MIMGL’s fixed income teams with regard to implementing the Fund’s investment mandates. The Board considered MIMEL and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMEL and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMEL and MIMGL to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMEL and MIMGL, as well as MIMEL and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is more like a collaborative effort between the advisor and sub-advisors and a cross-pollination of investment ideas. Moreover, the Board noted the advisor’s and sub-advisors’ stated intention that the former retain the decision-making authority with respect to purchases and sales of securities in the sub-advised Fund.

Sub-advisory fees. The Board considered that DMC would not pay MIMEL and MIMGL fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMEL and MIMGL would provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers, but that DMC’s portfolio managers for the Fund would retain final portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board noting that DMC would not pay MIMEL or MIMGL fees in conjunction with their services, concluded that analysis of economies of scale would be moot.

59

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

60

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)
Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

61

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

62

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

63

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

64

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	59	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		(December 2013–Present)

Director —
HSBC USA Inc.
(July 2014–March 2017)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.

Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

65

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Former Chief Executive
Delaware Funds®	Private Wealth Management	Philadelphia, PA	Officer
by Macquarie	J.P. Morgan Chase & Co.		Banco Itaú International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Thomas L. Bennett	Joseph W. Chow	Former Chief Investment Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Funds	President	New York, NY	PNC Financial Services Group
by Macquarie	State Street Corporation		Pittsburgh, PA
Private Investor	Boston, MA
Rosemont, PA			Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Debt Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

66

Fixed income mutual fund

Delaware Strategic Income Fund

July 31, 2018

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Income Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Strategic Income Fund	August 7, 2018

Performance preview (for the year ended July 31, 2018)
Delaware Strategic Income Fund (Institutional Class shares)	1-year return	-0.36%
Delaware Strategic Income Fund (Class A shares)	1-year return	-0.62%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	-0.80%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Income Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Volatility took hold in financial markets over the course of the fiscal year ended July 31, 2018. Passage of US tax-reform legislation in December 2017 drove market performance early in the fiscal period. That boosted our confidence in corporate credit, given that we believed companies would likely have more cash available to improve balance sheets or invest in capital projects. As a result, entering 2018 we maintained the Fund’s overweight position in both investment grade and down-in-quality credit.

Over the past few years, central banks have generally pursued easy monetary policies, underpinning a period of synchronized global economic growth. However, during the Fund’s fiscal year, a decoupling of global economic growth led to divergent central bank policies. In the United States, confidence grew in the Federal Reserve’s ability to raise interest rates, which translated into US dollar strength in 2018. That, in turn, led to a selloff in emerging markets.

During the fiscal year, concerns mounted over international trade and tariffs, focusing particularly on China and potential renegotiation of the North American Free Trade Agreement (NAFTA). It is not clear how China might respond. The ongoing devaluation of China’s currency suggests to us that the stakes are increasing along with the potential risks that could arise from the imposition of further tariffs on Chinese imports. We believe

During the fiscal

year, the Fund

benefited, in our

view, from:

•	Growing investor confidence in the Fed

•	Increased credit available to corporations, a result of tax reform

•	Reduced exposure to higher volatility holdings

•	Strong security selection, particularly in industrials.

Portfolio management review

Delaware Strategic Income Fund

the fallout could have a meaningful impact on global growth.

Within the Fund

For the fiscal year ended July 31, 2018, Delaware Strategic Income Fund Institutional Class shares returned -0.36%. The Fund’s Class A shares returned -0.62% at net asset value and -5.13% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index, returned -0.80%. For complete annualized performance of Delaware Strategic Income Fund, please see the table on page 4.

The Fund outperformed its benchmark but trailed its Morningstar peer group, the Morningstar Multisector Bond Category, of similarly managed strategic income type products during the fiscal year. At period end, the Fund was overweight credit relative to its peer group and had more interest rate sensitivity, which detracted in a period of rising interest rates. However, we reduced the Fund’s duration to 4.25 to 4.5 years compared with 6.0 years for the Bloomberg Barclays US Aggregate Index, giving a boost to benchmark-relative returns. In contrast, however, the peer group’s average duration was about 3.5 years.

In response to the changing environment, we sought to reduce risk during the fiscal year by moving up both in quality and capital structure, and by reducing exposure to higher volatility holdings. As noted above, we reduced duration and applied some credit hedges to manage volatility.

The key contributors to the Fund’s performance included high-grade credit (rated AAA to low BBB), led by strong security selection, particularly in industrials. Energy sector holdings also contributed as energy companies performed reasonably well, bolstered by rising crude oil prices.

Among individual holdings, Myriad International Holdings BV, a media company, performed well and remains a core holding in the Fund. Developed-market high yield holdings contributed broadly, led by commodity-sensitive sectors, including chemicals, metals & mining, and energy.

Platform Specialty Products Corporation, a specialty chemical manufacturer of metal and plastic plating, added to returns. The specialty chemical space performed well, in line with commodity-sensitive sectors.

The Fund had a modest amount of exposure to bank loans, which performed well. Down-in-quality assets were the strongest contributors, including second-lien bank loans, like those issued by Kronos Inc., a workforce management solutions provider. Another second-lien holding, insurance software solutions provider Applied Systems Inc., also performed well. Overall, second-lien loans had double-digit gains during the fiscal year. The Fund still holds Kronos and Applied Systems.

The Fund also had small positions in some long-dated tobacco-settlement financing authority bonds. Buckeye Tobacco Settlement Financing Authority did notably well, with a double-digit gain.

Collateralized debt obligations (CDOs) performed well, outpacing the benchmark. These primarily AAA-rated floating-rate instruments provided positive coupon resets as the London interbank offered rate (LIBOR) steadily rose along with the federal funds rate. A modest allocation to emerging markets currency added to the Fund’s performance overall. The Fund’s significant underweight to US Treasurys contributed as rates rose. During the fiscal period, the Fund’s weighting to Treasurys rose from about 1.5% to almost 5% by fiscal year end.

An overweight to high yield energy securities contributed to performance, particularly the Fund’s exposure to the oilfield services sub-sector, which, led by Diamond Offshore Drilling Inc., was the strongest-performing energy sub-sector. The midstream sub-sector, the Fund’s largest weighting within energy, outperformed the broader market. High yield issues within exploration and production also did well, including Alta Mesa Holdings LP and Southwestern Energy Co. We sold a portion of our position in Alta Mesa for a profit and continue to own Southwestern Energy.

Emerging market bonds detracted from performance, averaging an 11% weighting within the Fund’s portfolio. Digicel Group Ltd., a wireless telecommunications company with a footprint in the Caribbean, was one of the Fund’s weakest-performing securities. Although we have reduced the Fund’s position in a risk managed manner, we still own Digicel.

In Argentina, significant volatility in the first half of 2018 affected the Fund. Exposure to Argentine utility company Rio Energy S.A., a secured position, detracted from performance partly because of the significant selloff in the Argentine peso; however, we continue to own the credit based on the need, in our opinion, for continued power generating assets in Argentina and relative value. Emerging market sovereign bond exposure had mixed results. We sold Mexican federal government development bonds (bonos) on our concerns over the NAFTA renegotiation.

Lastly, banking made up 10% of the Fund’s portfolio. Strong results from lower-capital-structure securities issued by US Bancorp, Royal Bank of Scotland Group PLC, and Barclays PLC were partially offset by longer-dated subordinated securities issued by Goldman Sachs Group Inc. and New Zealand’s Westpac Banking Corp. Rising rates held back their performance. We believe banks’ fundamentals remain sound and continue to be an important part of the Fund’s portfolio.

The Fund focuses primarily on generating income, so the portfolio tends to maintain more lower-quality assets, high yield bonds, bank loans, and emerging market bonds in search of sources of additional income. However, with valuations above their long-term historical averages in many asset classes, we’re seeking a more conservative positioning, maintaining the Fund’s credit exposure but moving up in capital structure and shortening maturities where appropriate in an attempt to reduce potential volatility in some longer-dated securities. We continue to leverage the bottom-up (bond by bond) research process to source what we believe is the most attractive risk-adjusted return.

The Fund’s exposure to credit is supported by a relatively strong economic backdrop. However, we are closely monitoring the geopolitical landscape, including trade-related issues, due to the potential affects they may have on growth expectations.

A note about derivatives

The Fund used four types of derivatives during the fiscal year: futures, foreign currency exchange contracts, options, and swaps. The Fund used interest rate futures to lower the portfolio’s overall duration. The Fund also used foreign currency exchange contracts to hedge the US dollar value of certain foreign currency securities. In some cases, the Fund used foreign currency exchange contracts to gain market exposure to take advantage of a total return opportunity. The Fund also used options, including calls on emerging market exposure, and credit default swaps as credit hedges. None of these derivatives had a material effect on the Fund’s performance (that is, it amounted to less than 0.50 percentage points) during the fiscal year.

Performance summary
Delaware Strategic Income Fund	July 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2018
	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 16, 1985)
Excluding sales charge	-0.62%	+2.48%	+4.75%	+5.71%
Including sales charge	-5.13%	+1.55%	+4.27%	+5.56%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-1.35%	+1.71%	+3.98%	+4.07%
Including sales charge	-2.30%	+1.71%	+3.98%	+4.07%
Class R (Est. June 2, 2003)
Excluding sales charge	-0.97%	+2.20%	+4.52%	+3.72%
Including sales charge	-0.97%	+2.20%	+4.52%	+3.72%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	-0.36%	+2.73%	+5.03%	+5.19%
Including sales charge	-0.36%	+2.73%	+5.03%	+5.19%
Bloomberg Barclays US Aggregate Index	-0.80%	+2.25%	+3.73%	+5.36%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated

Performance summary
Delaware Strategic Income Fund

BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

A collateralized debt obligation (CDO) is a security that pools together individual debt obligations and repackages the asset sold to investors on the secondary market. These packages consist of auto loans, credit card debt, mortgages, or corporate debt.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from April 1, 2018 through July 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.29%	2.04%	1.54%	1.04%
Net expenses (including fee waivers, if any)	0.84%	1.59%	1.09%	0.59%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*For the period Aug. 1, 2017 to March 31, 2018, the waiver was set at 0.65% of the Fund’s average daily net assets. The aggregate contractual waiver period covering this report is from Nov. 28, 2016, through April 1, 2019.

Performance of a $10,000 investment1

Average annual total returns from July 31, 2008 through July 31, 2018

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2008, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of July 31, 2008. The Bloomberg Barclays US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

The Morningstar Multisector Bond Category, mentioned on page 2, compares funds that seek income by diversifying their assets among several fixed income sectors, usually US government obligations, US corporate bonds, foreign bonds, and high yield US debt securities. These funds typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary
Delaware Strategic Income Fund

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

Disclosure of Fund expenses

For the six-month period from February 1, 2018 to July 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Feb. 1, 2018 to July 31, 2018.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from February 1, 2018 to July 31, 2018 (Unaudited)

Delaware Strategic Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/18	Ending Account Value 7/31/18	Annualized Expense Ratio	Expenses Paid During Period 2/1/18 to 7/31/18*

Actual Fund return†
Class A	$1,000.00	$982.80	0.86%	$4.23
Class C	1,000.00	979.20	1.61%	7.90
Class R	1,000.00	981.70	1.11%	5.45
Institutional Class	1,000.00	985.30	0.61%	3.00
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.53	0.86%	$4.31
Class C	1,000.00	1,016.81	1.61%	8.05
Class R	1,000.00	1,019.29	1.11%	5.56
Institutional Class	1,000.00	1,021.77	0.61%	3.06

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation
Delaware Strategic Income Fund	As of July 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	10.49%
Agency Commercial Mortgage-Backed Securities	0.96%
Agency Mortgage-Backed Securities	1.94%
Collateralized Debt Obligations	1.50%
Corporate Bonds	55.92%
Banking	9.56%
Basic Industry	6.01%
Brokerage	1.74%
Capital Goods	3.95%
Communications	5.77%
Consumer Cyclical	2.18%
Consumer Non-Cyclical	5.02%
Electric	4.12%
Energy	9.89%
Finance Companies	1.20%
Insurance	2.09%
Real Estate	0.35%
REITs	0.54%
Technology	2.06%
Transportation	1.16%
Utilities	0.28%
Municipal Bonds	3.27%
Non-Agency Asset-Backed Securities	5.30%
Non-Agency Collateralized Mortgage Obligations	3.10%
Non-Agency Commercial Mortgage-Backed Securities	3.31%
Loan Agreements	3.22%
Regional Bond	0.19%
Sovereign Bonds	2.25%
Supranational Banks	1.01%
US Treasury Obligations	4.64%
Convertible Preferred Stock	0.03%
Preferred Stock	1.23%
Options Purchased	0.11%
Short-Term Investments	1.37%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

Schedule of investments
Delaware Strategic Income Fund	July 31, 2018

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 10.49%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 4.914% (LIBOR01M + 2.85%) 11/25/29 ●	65,000	$68,286
Series 2018-C01 1M2 4.314% (LIBOR01M + 2.25%) 7/25/30 ●	50,000	50,710
Series 2018-C02 2M2 4.264% (LIBOR01M + 2.20%) 8/25/30 ●	45,000	45,223
Series 2018-C03 1M2 4.214% (LIBOR01M + 2.15%) 10/25/30 ●	40,000	40,061
Series 2018-C05 1M2 4.432% (LIBOR01M + 2.35%) 1/25/31 ●	35,000	35,212
Fannie Mae Grantor Trust
Series 2002-T1 A2 7.00% 11/25/31	26,920	30,502
Fannie Mae Interest Strip
Series 418 C12 3.00% 8/25/33 ∑	164,197	21,457
Series 419 C3 3.00% 11/25/43 ∑	63,039	12,408
Fannie Mae REMIC Trust
Series 2002-W1 2A 7.50% 2/25/42 ●	36,241	39,132
Fannie Mae REMICs
Series 2008-15 SB 4.536% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 ∑●	17,039	2,804
Series 2012-44 IK 3.50% 12/25/31 ∑	36,480	3,867
Series 2012-115 MI 3.50% 3/25/42 ∑	45,850	5,673
Series 2012-118 AI 3.50% 11/25/37 ∑	97,617	10,711
Series 2012-122 SD 4.036% (6.10% minus LIBOR01M, Cap 6.10%) 11/25/42 ∑●	213,844	35,466
Series 2012-128 IC 3.00% 11/25/32 ∑	144,128	18,754
Series 2012-132 AI 3.00% 12/25/27 ∑	127,211	11,522
Series 2012-137 AI 3.00% 12/25/27 ∑	44,960	4,045
Series 2012-137 WI 3.50% 12/25/32 ∑	3,485,059	578,002
Series 2012-144 PI 3.50% 6/25/42 ∑	50,549	6,760
Series 2012-146 IO 3.50% 1/25/43 ∑	124,833	25,290
Series 2012-149 IC 3.50% 1/25/28 ∑	90,658	9,571
Series 2013-1 YI 3.00% 2/25/33 ∑	113,434	15,103
Series 2013-7 EI 3.00% 10/25/40 ∑	90,090	12,175
Series 2013-26 ID 3.00% 4/25/33 ∑	163,553	23,186
Series 2013-35 IB 3.00% 4/25/33 ∑	152,621	20,024
Series 2013-35 IG 3.00% 4/25/28 ∑	59,951	5,433
Series 2013-38 AI 3.00% 4/25/33 ∑	159,768	21,726
Series 2013-41 HI 3.00% 2/25/33 ∑	132,111	14,538
Series 2013-43 IX 4.00% 5/25/43 ∑	475,947	116,909
Series 2013-44 DI 3.00% 5/25/33 ∑	490,097	69,923
Series 2013-45 PI 3.00% 5/25/33 ∑	52,478	7,440
Series 2013-55 AI 3.00% 6/25/33 ∑	198,703	28,535

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2013-73 KE 3.00% 7/25/43	4,000	$3,731
Series 2013-92 SA 3.886% (5.95% minus LIBOR01M, Cap 5.95%) 9/25/43 ∑●	186,305	33,472
Series 2013-101 HS 4.436% (6.50% minus LIBOR01M, Cap 6.50%) 10/25/43 ∑●	63,965	13,839
Series 2013-103 SK 3.856% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 ∑●	362,737	66,639
Series 2014-64 IT 3.50% 6/25/41 ∑	37,311	3,941
Series 2014-68 BS 4.086% (6.15% minus LIBOR01M, Cap 6.15%) 11/25/44 ∑●	152,766	28,609
Series 2014-90 SA 4.086% (6.15% minus LIBOR01M, Cap 6.15%) 1/25/45 ∑●	1,290,526	232,314
Series 2015-27 SA 4.386% (6.45% minus LIBOR01M, Cap 6.45%) 5/25/45 ∑●	58,370	11,490
Series 2015-44 Z 3.00% 9/25/43	204,051	191,170
Series 2015-59 CI 3.50% 8/25/30 ∑	47,311	4,573
Series 2015-66 ID 3.50% 5/25/42 ∑	213,735	32,707
Series 2015-89 AZ 3.50% 12/25/45	20,856	19,982
Series 2015-95 SH 3.936% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/46 ∑●	157,444	28,279
Series 2016-6 AI 3.50% 4/25/34 ∑	100,251	12,696
Series 2016-33 DI 3.50% 6/25/36 ∑	235,295	35,324
Series 2016-33 EL 3.00% 6/25/46	6,000	5,365
Series 2016-36 SB 3.936% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 ∑●	77,536	10,137
Series 2016-40 IO 3.50% 7/25/36 ∑	66,023	11,001
Series 2016-40 ZC 3.00% 7/25/46	42,576	38,162
Series 2016-50 IB 3.00% 2/25/46 ∑	86,172	13,425
Series 2016-51 LI 3.00% 8/25/46 ∑	238,240	37,974
Series 2016-55 SK 3.936% (6.00% minus LIBOR01M, Cap 6.00%) 8/25/46 ∑●	131,063	25,119
Series 2016-62 SA 3.936% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 ∑●	263,249	52,352
Series 2016-64 CI 3.50% 7/25/43 ∑	98,179	13,567
Series 2016-74 GS 3.936% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 ∑●	84,448	18,159
Series 2016-79 JS 3.986% (6.05% minus LIBOR01M, Cap 6.05%) 11/25/46 ∑●	350,767	71,231
Series 2016-83 PI 3.50% 7/25/45 ∑	81,553	14,030
Series 2016-99 DI 3.50% 1/25/46 ∑	88,425	16,781
Series 2017-4 AI 3.50% 5/25/41 ∑	102,787	12,719
Series 2017-4 BI 3.50% 5/25/41 ∑	77,775	12,316
Series 2017-8 BZ 3.00% 2/25/47	130,746	113,729

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2017-8 SG 3.936% (6.00% minus LIBOR01M,
Cap 6.00%) 2/25/47 ∑●	196,181	$37,144
Series 2017-12 JI 3.50% 5/25/40 ∑	76,610	11,288
Series 2017-15 NZ 3.50% 3/25/47	33,624	32,440
Series 2017-16 SM 3.986% (6.05% minus LIBOR01M, Cap 6.05%) 3/25/47 ∑●	228,606	43,606
Series 2017-16 YW 3.00% 3/25/47	30,000	27,604
Series 2017-17 LI 3.00% 4/25/37 ∑	118,287	11,533
Series 2017-21 ZD 3.50% 4/25/47	47,147	44,832
Series 2017-25 BL 3.00% 4/25/47	16,000	14,855
Series 2017-26 VZ 3.00% 4/25/47	85,342	74,684
Series 2017-28 Z 3.50% 4/25/47	5,239	4,848
Series 2017-39 CY 3.50% 5/25/47	5,000	4,895
Series 2017-45 JZ 3.00% 6/25/47	12,427	10,643
Series 2017-45 ZK 3.50% 6/25/47	26,040	24,629
Series 2017-46 JI 3.50% 1/25/43 ∑	111,496	15,321
Series 2017-46 VG 3.50% 4/25/38	21,000	20,593
Series 2017-61 TB 3.00% 8/25/44	26,000	24,130
Series 2017-69 SG 4.086% (6.15% minus LIBOR01M, Cap 6.15%) 9/25/47 ∑●	136,204	26,352
Series 2017-77 HZ 3.50% 10/25/47	45,300	43,683
Series 2017-88 IE 3.00% 11/25/47 ∑	96,069	18,640
Series 2017-96 EZ 3.50% 12/25/47	40,824	39,249
Series 2018-8 MU 3.00% 2/25/48	65,000	59,144
Series 2018-21 IO 3.00% 4/25/48 ∑	161,213	32,097
Freddie Mac REMICs
Series 3939 EI 3.00% 3/15/26 ∑	85,834	4,691
Series 4050 EI 4.00% 2/15/39 ∑	115,416	12,307
Series 4101 WI 3.50% 8/15/32 ∑	53,488	9,395
Series 4109 AI 3.00% 7/15/31 ∑	294,856	36,411
Series 4120 IK 3.00% 10/15/32 ∑	245,730	35,188
Series 4135 AI 3.50% 11/15/42 ∑	99,637	21,125
Series 4139 IP 3.50% 4/15/42 ∑	50,281	6,557
Series 4146 IA 3.50% 12/15/32 ∑	124,851	19,613
Series 4150 IO 3.50% 1/15/43 ∑	103,777	21,463
Series 4150 UI 3.50% 8/15/32 ∑	157,536	17,425
Series 4159 KS 4.078% (6.15% minus LIBOR01M, Cap 6.15%) 1/15/43 ∑●	113,971	22,169
Series 4181 DI 2.50% 3/15/33 ∑	82,118	10,106
Series 4184 GS 4.048% (6.12% minus LIBOR01M, Cap 6.12%) 3/15/43 ∑●	133,028	25,259
Series 4185 LI 3.00% 3/15/33 ∑	125,940	18,273
Series 4186 IB 3.00% 3/15/33 ∑	68,571	8,967

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4191 CI 3.00% 4/15/33 ∑	54,336	$7,736
Series 4216 KI 3.50% 6/15/28 ∑	91,315	9,135
Series 4435 DY 3.00% 2/15/35	162,000	153,362
Series 4456 MZ 3.50% 3/15/45	5,618	5,319
Series 4464 DA 2.50% 1/15/43	19,024	17,144
Series 4494 SA 4.108% (6.18% minus LIBOR01M, Cap 6.18%) 7/15/45 ∑●	63,757	11,928
Series 4504 IO 3.50% 5/15/42 ∑	51,195	6,018
Series 4527 CI 3.50% 2/15/44 ∑	134,629	24,018
Series 4531 PZ 3.50% 11/15/45	3,293	3,095
Series 4543 HI 3.00% 4/15/44 ∑	72,107	11,525
Series 4581 LI 3.00% 5/15/36 ∑	70,836	9,846
Series 4594 SG 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 6/15/46 ∑●	365,393	76,824
Series 4601 IN 3.50% 7/15/46 ∑	476,851	107,188
Series 4610 IB 3.00% 6/15/41 ∑	368,271	45,883
Series 4614 HB 2.50% 9/15/46	77,000	67,686
Series 4623 LZ 2.50% 10/15/46	67,904	55,681
Series 4623 MS 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 10/15/46 ∑●	87,989	18,236
Series 4623 MW 2.50% 10/15/46	75,000	66,495
Series 4625 BI 3.50% 6/15/46 ∑	232,981	49,850
Series 4625 PZ 3.00% 6/15/46	34,777	31,019
Series 4627 PI 3.50% 5/15/44 ∑	128,684	18,866
Series 4631 GS 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/46 ∑●	283,097	50,565
Series 4631 LJ 3.00% 3/15/41	17,000	16,184
Series 4636 NZ 3.00% 12/15/46	88,081	78,572
Series 4644 GI 3.50% 5/15/40 ∑	80,631	11,583
Series 4648 MZ 3.00% 6/15/46	18,827	16,980
Series 4648 ND 3.00% 9/15/46	10,000	9,136
Series 4650 JE 3.00% 7/15/46	12,000	10,905
Series 4655 WI 3.50% 8/15/43 ∑	82,898	14,357
Series 4657 JZ 3.50% 2/15/47	3,152	2,867
Series 4657 NW 3.00% 4/15/45	16,000	15,248
Series 4657 PS 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 2/15/47 ∑●	169,057	32,352
Series 4663 HZ 3.50% 3/15/47	16,763	16,107
Series 4665 NI 3.50% 7/15/41 ∑	311,943	41,422
Series 4669 QW 3.00% 9/15/44	3,000	2,798
Series 4673 WI 3.50% 9/15/43 ∑	84,785	13,550
Series 4690 WI 3.50% 12/15/43 ∑	91,763	14,927
Series 4700 WI 3.50% 1/15/44 ∑	90,745	15,310

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac REMICs
Series 4703 CI 3.50% 7/15/42 ∑	147,862	$20,190
Freddie Mac Strips
Series 267 S5 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 8/15/42 ∑●	169,432	29,214
Series 299 S1 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/43 ∑●	131,070	21,215
Series 319 S2 3.928% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 ∑●	59,051	10,841
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 5.314% (LIBOR01M + 3.25%) 7/25/29 ●	250,000	271,880
Series 2018-DNA1 M2 3.864% (LIBOR01M + 1.80%) 7/25/30 ●	75,000	74,368
Series 2018-HQA1 M2 4.364% (LIBOR01M + 2.30%) 9/25/30 ●	75,000	75,226
Freddie Mac Structured Pass Through Certificates
Series T-42 A5 7.50% 2/25/42 ♦	15,529	17,675
GNMA
Series 2011-157 SG 4.514% (6.60% minus LIBOR01M,
Cap 6.60%) 12/20/41 ∑●	68,056	13,402
Series 2012-108 KI 4.00% 8/16/42 ∑	128,429	24,412
Series 2012-136 MX 2.00% 11/20/42	30,000	25,667
Series 2013-22 IO 3.00% 2/20/43 ∑	376,077	71,842
Series 2013-113 LY 3.00% 5/20/43	22,000	21,271
Series 2013-182 CZ 2.50% 12/20/43	33,638	29,787
Series 2015-64 GZ 2.00% 5/20/45	83,095	63,354
Series 2015-74 CI 3.00% 10/16/39 ∑	126,889	15,272
Series 2015-76 MZ 3.00% 5/20/45	32,986	31,195
Series 2015-127 LM 3.00% 9/20/45	9,000	8,236
Series 2015-133 AL 3.00% 5/20/45	214,000	201,155
Series 2015-142 AI 4.00% 2/20/44 ∑	45,559	6,257
Series 2016-103 DY 2.50% 8/20/46	2,000	1,708
Series 2016-108 SK 3.964% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 ∑●	194,571	37,834
Series 2016-111 PB 2.50% 8/20/46	74,000	64,450
Series 2016-115 SA 4.014% (6.10% minus LIBOR01M, Cap 6.10%) 8/20/46 ∑●	274,835	51,474
Series 2016-116 GI 3.50% 11/20/44 ∑	234,486	41,418
Series 2016-118 DI 3.50% 3/20/43 ∑	520,985	73,579
Series 2016-118 ES 4.014% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 ∑●	101,413	20,580
Series 2016-120 NS 4.014% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 ∑●	274,404	54,137

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2016-121 JS 4.014% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 ∑●	367,241	$70,557
Series 2016-126 NS 4.014% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 ∑●	116,011	22,885
Series 2016-134 MW 3.00% 10/20/46	12,000	11,595
Series 2016-147 ST 3.964% (6.05% minus LIBOR01M, Cap 6.05%) 10/20/46 ∑●	117,623	23,173
Series 2016-149 GI 4.00% 11/20/46 ∑	88,686	20,310
Series 2016-156 PB 2.00% 11/20/46	46,000	36,053
Series 2016-160 GI 3.50% 11/20/46 ∑	162,204	38,372
Series 2016-163 XI 3.00% 10/20/46 ∑	181,022	25,759
Series 2016-171 IP 3.00% 3/20/46 ∑	231,982	37,325
Series 2017-4 BW 3.00% 1/20/47	12,000	11,345
Series 2017-10 IB 4.00% 1/20/47 ∑	137,799	30,741
Series 2017-10 KZ 3.00% 1/20/47	18,827	16,996
Series 2017-11 IM 3.00% 5/20/42 ∑	219,159	26,930
Series 2017-18 GM 2.50% 2/20/47	6,000	5,353
Series 2017-18 IQ 4.00% 12/16/43 ∑	87,391	18,986
Series 2017-18 QS 4.028% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 ∑●	133,850	23,789
Series 2017-25 WZ 3.00% 2/20/47	18,780	17,433
Series 2017-34 DY 3.50% 3/20/47	20,000	19,896
Series 2017-56 JZ 3.00% 4/20/47	32,183	28,625
Series 2017-56 QS 4.064% (6.15% minus LIBOR01M, Cap 6.15%) 4/20/47 ∑●	287,830	52,481
Series 2017-68 SB 4.064% (6.15% minus LIBOR01M, Cap 6.15%) 5/20/47 ∑●	222,846	37,588
Series 2017-80 AS 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 5/20/47 ∑●	180,652	33,707
Series 2017-91 SM 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 6/20/47 ∑●	109,802	20,944
Series 2017-101 AI 4.00% 7/20/47 ∑	93,682	18,553
Series 2017-101 KS 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 7/20/47 ∑●	129,650	23,925
Series 2017-101 SK 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 7/20/47 ∑●	325,610	60,060
Series 2017-101 TI 4.00% 3/20/44 ∑	117,844	19,380
Series 2017-107 QZ 3.00% 8/20/45	21,639	18,761
Series 2017-113 LB 3.00% 7/20/47	55,000	50,870
Series 2017-114 IK 4.00% 10/20/44 ∑	183,070	39,888
Series 2017-116 ZL 3.00% 6/20/47	42,247	36,925
Series 2017-117 SD 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 8/20/47 ∑●	108,068	20,674

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2017-120 QS 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 8/20/47 ∑●	187,838	$36,955
Series 2017-121 CW 3.00% 8/20/47	47,000	42,857
Series 2017-130 YJ 2.50% 8/20/47	25,000	22,182
Series 2017-134 ES 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 ∑●	218,413	39,461
Series 2017-134 KI 4.00% 5/20/44 ∑	94,241	16,551
Series 2017-141 JS 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 ∑●	114,493	22,573
Series 2017-156 LP 2.50% 10/20/47	12,000	10,277
Series 2017-163 HS 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 11/20/47 ∑●	214,135	38,107
Series 2017-170 SQ 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 11/20/47 ∑●	318,701	48,761
Series 2017-184 AL 3.00% 6/20/47	24,000	23,527
Series 2018-1 ST 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 ∑●	190,510	37,917
Series 2018-18 CZ 3.00% 2/20/48	6,075	5,240
Series 2018-46 AS 4.114% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 ∑●	227,140	46,069
Series 2018-63 BZ 3.00% 4/20/48	34,256	30,218
Total Agency Collateralized Mortgage Obligations (cost $7,405,480)		7,344,370

Agency Commercial Mortgage-Backed Securities – 0.96%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 A2 2.653% 8/25/26 ♦	80,000	75,847
FREMF Mortgage Trust
Series 2011-K14 B 144A 5.18% 2/25/47 #●	50,000	52,303
Series 2011-K704 B 144A 4.418% 10/25/30 #●	30,000	29,954
Series 2013-K25 C 144A 3.619% 11/25/45 #●	45,000	44,284
Series 2013-K33 C 144A 3.50% 8/25/46 #●	15,000	14,686
Series 2013-K712 B 144A 3.36% 5/25/45 #●	60,000	60,056
Series 2013-K713 B 144A 3.154% 4/25/46 #●	35,000	34,923
Series 2013-K713 C 144A 3.154% 4/25/46 #●	105,000	104,329
Series 2014-K717 B 144A 3.628% 11/25/47 #●	35,000	35,078
Series 2014-K717 C 144A 3.628% 11/25/47 #●	20,000	19,825
Series 2016-K53 B 144A 4.019% 3/25/49 #●	50,000	49,465
Series 2016-K722 B 144A 3.835% 7/25/49 #●	75,000	74,072
Series 2016-K723 B 144A 3.58% 11/25/23 #●	45,000	43,387
Series 2017-K71 B 144A 3.753% 11/25/50 #●	35,000	33,137
Total Agency Commercial Mortgage-Backed Securities (cost $681,540)		671,346

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities – 1.94%
Fannie Mae S.F. 30 yr 4.50% 10/1/43	226,650	$237,538
5.00% 8/1/35	21,304	22,754
5.00% 7/1/36	96,938	103,535
5.00% 6/1/39	98,764	105,441
5.00% 6/1/44	77,440	83,138
5.50% 7/1/40	29,671	32,128
5.50% 9/1/41	32,045	35,366
5.50% 5/1/44	129,784	140,700
6.00% 9/1/36	15,890	17,688
6.00% 6/1/37	1,386	1,525
6.00% 7/1/37	1,099	1,200
6.00% 10/1/38	9,818	10,759
6.00% 10/1/39	117,643	129,114
6.00% 11/1/40	3,917	4,303
6.00% 7/1/41	125,069	137,244
Freddie Mac S.F. 30 yr
5.00% 12/1/44	39,738	42,470
5.50% 6/1/41	124,553	135,203
5.50% 9/1/41	49,356	53,761
6.00% 8/1/38	58,768	64,529
Total Agency Mortgage-Backed Securities (cost $1,387,196)		1,358,396

Collateralized Debt Obligations – 1.50%
Benefit Street Partners CLO IV
Series 2014-IVA A1R 144A 3.838% (LIBOR03M + 1.49%) 1/20/29 #●	500,000	501,161
Cedar Funding VI CLO
Series 2016-6A A1 144A 3.818% (LIBOR03M + 1.47%) 10/20/28 #●	250,000	250,270
Venture CDO
Series 2016-25A A1 144A 3.838% (LIBOR03M + 1.49%) 4/20/29 #●	100,000	100,300
Venture XXIV CLO
Series 2016-24A A1D 144A 3.768% (LIBOR03M + 1.42%) 10/20/28 #●	195,000	195,081
Total Collateralized Debt Obligations (cost $1,043,830)		1,046,812

Corporate Bonds – 55.92%
Banking – 9.56%
Akbank Turk 144A 7.20% 3/16/27 #µ	200,000	166,144
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #	200,000	185,125

Schedule of investments

Delaware Strategic Income Fund

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Bank of America
3.864% 7/23/24 µ		55,000	$55,024
4.271% 7/23/29 µ		45,000	45,218
5.625% 7/1/20		25,000	26,124
Bank of Montreal 3.803% 12/15/32 µ		130,000	121,606
Bank of New York Mellon 4.625% µy		570,000	545,895
Barclays 8.25% µy		325,000	331,552
Citizens Bank 3.70% 3/29/23		250,000	249,477
Credit Suisse Group 144A 6.25% #µy		300,000	301,883
Fifth Third Bancorp 3.95% 3/14/28		115,000	113,355
Fifth Third Bank 3.35% 7/26/21		200,000	199,768
Goldman Sachs Group
4.223% 5/1/29 µ		145,000	143,707
5.15% 5/22/45		25,000	25,987
6.00% 6/15/20		185,000	193,974
HSBC Holdings 3.95% 5/18/24 µ		200,000	199,782
JPMorgan Chase & Co.
3.797% 7/23/24 µ		50,000	49,994
4.203% 7/23/29 µ		125,000	125,371
6.75% µy		440,000	481,250
Morgan Stanley 3.737% 4/24/24 µ		75,000	74,588
3.772% 1/24/29 µ		195,000	187,727
5.00% 11/24/25		35,000	36,435
5.50% 1/26/20		200,000	206,695
Nationwide Building Society 144A 4.363% 8/1/24 #µ		200,000	200,712
PNC Financial Services Group 5.00% µy		315,000	313,425
Royal Bank of Scotland Group 8.625% µy		600,000	648,960
Santander UK 144A 5.00% 11/7/23 #		215,000	218,609
SunTrust Banks
3.00% 2/2/23		95,000	92,894
4.00% 5/1/25		60,000	60,129
Swiss Insured Brazil Power Finance 144A 9.85% 7/16/32 #	BRL	500,000	129,553
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #		200,000	197,564
US Bancorp 2.375% 7/22/26		40,000	36,369
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●		510,696	631,997
Westpac Banking 5.00% µy		20,000	18,011
Zions Bancorporation 4.50% 6/13/23		75,000	75,584

			6,690,488
Basic Industry – 6.01%
Anglo American Capital 144A 4.75% 4/10/27 #		400,000	389,925

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Barrick North America Finance 5.75% 5/1/43	105,000	$116,973
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	400,000	422,000
Braskem Netherlands Finance 144A 4.50% 1/10/28 #	200,000	192,430
Cleveland-Cliffs 5.75% 3/1/25	195,000	189,881
CSN Resources 144A 7.625% 2/13/23 #	200,000	189,502
Equate Petrochemical 144A 3.00% 3/3/22 #	200,000	192,956
Georgia-Pacific 8.00% 1/15/24	195,000	234,888
Hudbay Minerals 144A 7.625% 1/15/25 #	235,000	244,106
Mexichem 144A 5.50% 1/15/48 #	200,000	187,980
NOVA Chemicals
144A 5.00% 5/1/25 #	60,000	57,300
144A 5.25% 6/1/27 #	400,000	375,396
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	200,000	188,825
Nucor 3.95% 5/1/28	50,000	50,141
OCP 144A 4.50% 10/22/25 #	200,000	196,399
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	200,000	179,910
Phosagro OAO Via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	200,000	195,757
Platform Specialty Products 144A 5.875% 12/1/25 #	180,000	181,071
Syngenta Finance 144A 3.933% 4/23/21 #	225,000	224,845
Vedanta Resources 144A 7.125% 5/31/23 #	200,000	197,750
		4,208,035

Brokerage – 1.74%
Charles Schwab
3.25% 5/21/21	50,000	50,091
3.85% 5/21/25	50,000	50,565
E*TRADE Financial
3.80% 8/24/27	65,000	62,286
5.30% µy	20,000	19,725
Jefferies Group
4.15% 1/23/30	30,000	27,143
6.45% 6/8/27	60,000	64,668
6.50% 1/20/43	565,000	582,323
NFP 144A 6.875% 7/15/25 #	370,000	361,675

		1,218,476

Capital Goods – 3.95%
Advanced Disposal Services 144A 5.625% 11/15/24 #	275,000	272,250
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	295,000	288,731
BWAY Holding 144A 7.25% 4/15/25 #	103,000	100,618
Crane 4.20% 3/15/48	45,000	42,759

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
General Dynamics
3.00% 5/11/21	30,000	$29,886
3.375% 5/15/23	50,000	50,107
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	200,000	197,000
Harris 4.40% 6/15/28	40,000	40,597
Herc Rentals 144A 7.75% 6/1/24 #	174,000	187,325
L3 Technologies
3.85% 6/15/23	30,000	30,002
4.40% 6/15/28	145,000	146,150
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	240,000	256,200
Nvent Finance 144A 4.55% 4/15/28 #	175,000	171,874
Standard Industries 144A 6.00% 10/15/25 #	355,000	361,213
TransDigm 6.375% 6/15/26	240,000	241,800
United Rentals North America 5.875% 9/15/26	344,000	350,450
		2,766,962
Communications – 5.77%
Altice Luxembourg 144A 7.75% 5/15/22 #	200,000	199,750
AT&T
4.50% 3/9/48	5,000	4,416
5.25% 3/1/37	140,000	140,612
CCO Holdings 144A 5.875% 5/1/27 #	235,000	233,825
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	250,000	264,687
Charter Communications Operating 5.375% 4/1/38	35,000	34,701
Crown Castle International 3.80% 2/15/28	150,000	142,381
Deutsche Telekom International Finance 144A 4.375% 6/21/28 #	220,000	221,713
Digicel Group 144A 7.125% 4/1/22 #	200,000	128,250
Discovery Communications 5.20% 9/20/47	110,000	108,782
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	100,000	98,107
Level 3 Financing 5.375% 5/1/25	150,000	146,625
Myriad International Holdings 144A 4.85% 7/6/27 #	200,000	199,873
Nexstar Broadcasting 144A 5.625% 8/1/24 #	100,000	98,750
Radiate Holdco 144A 6.625% 2/15/25 #	200,000	187,500
Sirius XM Radio 144A 5.375% 4/15/25 #	145,000	144,275
Sprint 7.875% 9/15/23	280,000	299,250
Telefonica Emisiones 4.895% 3/6/48	300,000	293,574
TELUS 4.60% 11/16/48	105,000	104,910
Time Warner Cable 7.30% 7/1/38	170,000	197,551
Time Warner Entertainment 8.375% 3/15/23	80,000	93,082
Verizon Communications 4.125% 8/15/46	95,000	85,796

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Verizon Communications 4.50% 8/10/33	180,000	$178,367
Viacom 4.375% 3/15/43	105,000	92,402
Vodafone Group 3.75% 1/16/24	135,000	133,580
Zayo Group 6.375% 5/15/25	200,000	207,750
		4,040,509

Consumer Cyclical – 2.18%
AMC Entertainment Holdings 6.125% 5/15/27	265,000	258,375
Atento Luxco 1 144A 6.125% 8/10/22 #	95,000	93,884
Dollar Tree
3.70% 5/15/23	85,000	84,297
4.00% 5/15/25	50,000	49,574
General Motors Financial
4.35% 4/9/25	95,000	93,937
5.25% 3/1/26	20,000	20,743
Golden Nugget 144A 8.75% 10/1/25 #	117,000	121,680
M/I Homes 5.625% 8/1/25	200,000	188,560
Murphy Oil USA 5.625% 5/1/27	155,000	154,613
Prime Security Services Borrower 144A 9.25% 5/15/23 #	138,000	148,005
Scientific Games International 10.00% 12/1/22	235,000	251,744
Staples 144A 8.50% 9/15/25 #	60,000	56,550
		1,521,962

Consumer Non-Cyclical – 5.02%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	264,000	242,783
BAT Capital
144A 3.222% 8/15/24 #	80,000	76,519
144A 4.54% 8/15/47 #	60,000	57,122
Bayer US Finance II 144A 4.375% 12/15/28 #	200,000	203,000
Becton Dickinson and Co. 3.363% 6/6/24	250,000	241,554
Campbell Soup 3.65% 3/15/23	100,000	98,184
Charles River Laboratories International 144A 5.50% 4/1/26 #	180,000	182,700
CVS Health
3.70% 3/9/23	70,000	69,635
4.30% 3/25/28	185,000	184,660
ESAL 144A 6.25% 2/5/23 #	200,000	195,060
General Mills 3.70% 10/17/23	90,000	89,846
HCA 5.375% 2/1/25	285,000	289,275
IHS Markit 4.75% 8/1/28	30,000	29,913
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	205,250
MHP 144A 6.95% 4/3/26 #	200,000	193,243
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	238,000	246,925

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Mylan 144A 4.55% 4/15/28 #	55,000	$54,338
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	126,782
Pilgrim’s Pride 144A 5.75% 3/15/25 #	120,000	115,050
Surgery Center Holdings
144A 6.75% 7/1/25 #	150,000	142,313
144A 8.875% 4/15/21 #	250,000	258,125
Teva Pharmaceutical Finance Netherlands III 6.00% 4/15/24	200,000	207,183
		3,509,460

Electric – 4.12%
Ausgrid Finance
144A 3.85% 5/1/23 #	75,000	74,619
144A 4.35% 8/1/28 #	45,000	44,879
Avangrid 3.15% 12/1/24	105,000	100,424
Berkshire Hathaway Energy 144A 4.45% 1/15/49 #	135,000	137,366
Calpine
144A 5.25% 6/1/26 #	125,000	118,594
5.75% 1/15/25	300,000	276,750
144A 5.875% 1/15/24 #	175,000	176,313
Cleveland Electric Illuminating 5.50% 8/15/24	170,000	185,368
ComEd Financing III 6.35% 3/15/33	175,000	185,938
Duke Energy Florida 3.80% 7/15/28	115,000	116,118
Enel 144A 8.75% 9/24/73 #µ	400,000	443,500
Enel Chile 4.875% 6/12/28	65,000	66,594
Entergy Louisiana 4.00% 3/15/33	155,000	155,415
IPALCO Enterprises 3.70% 9/1/24	90,000	86,950
Israel Electric 144A 4.25% 8/14/28 #	200,000	195,957
Mississippi Power 3.95% 3/30/28	65,000	64,637
Narragansett Electric 144A 3.919% 8/1/28 #	55,000	55,382
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ	140,000	142,098
5.25% 4/20/46 µ	110,000	112,550
Nevada Power 2.75% 4/15/20	70,000	69,614
PSEG Power 3.85% 6/1/23	75,000	74,782
		2,883,848

Energy – 9.89%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	200,000	194,380
Alta Mesa Holdings 7.875% 12/15/24	150,000	156,750
AmeriGas Partners
5.625% 5/20/24	75,000	74,250
5.875% 8/20/26	105,000	102,637
Anadarko Petroleum 6.60% 3/15/46	60,000	74,220

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Andeavor Logistics 4.25% 12/1/27	145,000	$143,087
Cheniere Corpus Christi Holdings 7.00% 6/30/24	185,000	203,153
Cheniere Energy Partners 5.25% 10/1/25	185,000	185,000
Chesapeake Energy 8.00% 1/15/25	115,000	118,163
Crestwood Midstream Partners 5.75% 4/1/25	245,000	248,369
Diamond Offshore Drilling 7.875% 8/15/25	235,000	245,575
Enbridge
4.00% 10/1/23	25,000	25,268
6.25% 3/1/78 µ	35,000	34,311
Enbridge Energy Partners
4.375% 10/15/20	15,000	15,237
5.20% 3/15/20	5,000	5,135
5.50% 9/15/40	20,000	21,211
Energy Transfer Partners
4.20% 9/15/23	15,000	15,039
4.95% 6/15/28	25,000	25,542
6.00% 6/15/48	60,000	62,961
6.125% 12/15/45	85,000	88,588
6.625% µy	100,000	95,188
Ensco 7.75% 2/1/26	285,000	277,519
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	200,000	194,869
Genesis Energy 6.50% 10/1/25	183,000	177,968
Gulfport Energy 6.00% 10/15/24	285,000	276,450
KazMunayGas National 144A 6.375% 10/24/48 #	200,000	209,690
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	192,772
Laredo Petroleum 6.25% 3/15/23	375,000	378,750
Marathon Oil 5.20% 6/1/45	120,000	127,133
MPLX 4.875% 12/1/24	160,000	165,964
Murphy Oil 6.875% 8/15/24	430,000	452,575
NiSource 144A 5.65% #µy	60,000	59,775
Noble Energy
3.85% 1/15/28	95,000	91,904
4.95% 8/15/47	10,000	10,178
5.05% 11/15/44	20,000	20,290
Occidental Petroleum 4.20% 3/15/48	90,000	90,391
ONEOK
4.55% 7/15/28	70,000	71,592
7.50% 9/1/23	90,000	103,434
Petrobras Global Finance 7.375% 1/17/27	75,000	78,075
Petroleos Mexicanos 6.75% 9/21/47	35,000	32,375
Precision Drilling 144A 7.125% 1/15/26 #	120,000	123,450

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Precision Drilling 7.75% 12/15/23	220,000	$233,750
Rio Energy 144A 6.875% 2/1/25 #	150,000	125,100
Sabine Pass Liquefaction
5.625% 3/1/25	110,000	117,426
5.875% 6/30/26	170,000	185,232
Southwestern Energy
6.20% 1/23/25	245,000	242,244
7.75% 10/1/27	300,000	315,188
Transcanada Trust 5.875% 8/15/76 µ	175,000	176,313
Transcontinental Gas Pipe Line
144A 4.00% 3/15/28 #	35,000	34,545
144A 4.60% 3/15/48 #	35,000	34,526
Williams 4.55% 6/24/24	40,000	40,400
Williams Partners
3.75% 6/15/27	30,000	28,982
4.85% 3/1/48	65,000	64,146
YPF 144A 36.75% (BADLARPP + 4.00%) 7/7/20 #●	105,000	57,145
		6,924,215
Finance Companies – 1.20%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	414,500
GE Capital International Funding Co. Unlimited 4.418% 11/15/35	200,000	194,935
International Lease Finance 8.625% 1/15/22	200,000	228,389
		837,824
Insurance – 2.09%
AssuredPartners 144A 7.00% 8/15/25 #	225,000	217,687
AXA Equitable Holdings
144A 4.35% 4/20/28 #	30,000	29,363
144A 5.00% 4/20/48 #	45,000	43,234
HUB International 144A 7.00% 5/1/26 #	425,000	427,656
MetLife 5.25% µy	145,000	148,263
USIS Merger Sub 144A 6.875% 5/1/25 #	400,000	396,000
Voya Financial 144A 4.70% 1/23/48 #µ	65,000	57,444
XLIT
4.797% (LIBOR03M + 2.458%) y●	65,000	64,188
5.50% 3/31/45	75,000	78,385
		1,462,220
Real Estate – 0.35%
WeWork 144A 7.875% 5/1/25 #	250,000	244,375
		244,375

	Principal amount°	Value (US $)
Corporate Bonds (continued)
REITs – 0.54%
Alexandria Real Estate Equities 4.70% 7/1/30	20,000	$20,246
Corporate Office Properties 5.25% 2/15/24	85,000	87,983
Education Realty Operating Partnership 4.60% 12/1/24	115,000	114,386
Hospitality Properties Trust 4.50% 3/15/25	100,000	97,689
Kilroy Realty 3.45% 12/15/24	60,000	57,530
		377,834

Technology – 2.06%
Analog Devices 2.95% 1/12/21	20,000	19,779
CommScope Technologies 144A 5.00% 3/15/27 #	275,000	265,031
144A 6.00% 6/15/25 #	95,000	98,325
Corning 4.375% 11/15/57	30,000	26,532
Dell International 144A 6.02% 6/15/26 #	130,000	137,477
Genesys Telecommunications Laboratories 144A 10.00% 11/30/24 #	205,000	228,063
Marvell Technology Group 4.875% 6/22/28	100,000	101,304
Microchip Technology 144A 3.922% 6/1/21 #	55,000	55,140
144A 4.333% 6/1/23 #	60,000	60,225
Oracle 2.40% 9/15/23	95,000	90,786
salesforce.com 3.70% 4/11/28	110,000	110,502
Solera 144A 10.50% 3/1/24 #	225,000	249,920
		1,443,084

Transportation – 1.16%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	200,000	182,530
Avis Budget Car Rental 144A 6.375% 4/1/24 #	260,000	258,700
Burlington Northern Santa Fe 4.15% 12/15/48	45,000	45,599
FedEx 4.05% 2/15/48	20,000	18,555
Norfolk Southern 3.80% 8/1/28	65,000	65,123
Transnet SOC 144A 4.00% 7/26/22 #	200,000	192,839
Union Pacific 3.50% 6/8/23	50,000	50,055
		813,401

Utilities – 0.28%
Aegea Finance 144A 5.75% 10/10/24 #	200,000	193,300
		193,300

Total Corporate Bonds (cost $39,908,350)		39,135,993

Municipal Bonds – 3.27%
Bay Area, California Toll Authority
(Build America Bond) Series S-3 6.907% 10/1/50	170,000	245,706

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	1,000,000	$1,008,610
Series A-2 6.50% 6/1/47	200,000	205,998
New Jersey Turnpike Authority
(Build America Bonds) Series A 7.102% 1/1/41	90,000	126,349
South Carolina Public Service Authority
Series D 4.77% 12/1/45	55,000	57,543
State of California Various Purposes
(Build America Bond) 7.55% 4/1/39	135,000	199,755
Tarrant County Cultural Education Facilities Finance Corporation Retirement Facility Revenue
(Buckner Senior Living - Ventana Project) 6.625% 11/15/37	400,000	443,920
Total Municipal Bonds (cost $2,222,079)		2,287,881

Non-Agency Asset-Backed Securities – 5.30%
American Express Credit Account Master Trust
Series 2018-3 A 2.392% (LIBOR01M + 0.32%) 10/15/25 ●	100,000	100,000
Series 2018-5 A 2.412% (LIBOR01M + 0.34%) 12/15/25 ●	500,000	499,844
Citibank Credit Card Issuance Trust
Series 2017-A7 A7 2.467% (LIBOR01M + 0.37%) 8/8/24 ●	500,000	501,350
Series 2018-A2 A2 2.416% (LIBOR01M + 0.33%) 1/21/25 ●	500,000	499,551
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.344% 11/25/36 ●	300,000	308,587
Discover Card Execution Note Trust
Series 2017-A5 A5 2.672% (LIBOR01M + 0.60%) 12/15/26 ●	605,000	609,350
Ford Credit Auto Owner Trust
Series 2018-1 A 144A 3.19% 7/15/31 #	100,000	97,872
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	50,000	50,001
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	46,250	45,308
Mercedes-Benz Master Owner Trust
Series 2017-BA A 144A 2.492% (LIBOR01M + 0.42%) 5/16/22 #●	365,000	366,169
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	98,442	97,779

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
PFS Financing
Series 2018-A A 144A 2.474% (LIBOR01M + 0.40%) 2/15/22 #●	100,000	$99,993
Tesla Auto Lease Trust
Series 2018-A B 144A 2.75% 2/20/20 #	215,000	213,877
Volkswagen Auto Loan Enhanced Trust
Series 2018-1 A2B 2.285% (LIBOR01M + 0.18%) 7/20/21 ●	100,000	100,001
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.572% (LIBOR01M + 0.50%) 11/15/22 #●	75,000	75,105
Wendy’s Funding
Series 2018-1A A2I 144A 3.573% 3/15/48 #	49,750	47,999
Total Non-Agency Asset-Backed Securities (cost $3,674,767)		3,712,786

Non-Agency Collateralized Mortgage Obligations – 3.10%
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	46,075	46,010
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #●	94,065	92,536
Galton Funding Mortgage Trust
Series 2018-1 A43 144A 3.50% 11/25/57 #●	79,234	78,682
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #●	23,094	23,337
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	36,042	38,057
Series 2007-A1 7A4 4.065% 7/25/35 ●	66,231	59,954
Series 2014-2 B1 144A 3.419% 6/25/29 #●	68,369	67,088
Series 2014-2 B2 144A 3.419% 6/25/29 #●	68,369	66,670
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	100,115
Series 2015-4 B1 144A 3.625% 6/25/45 #●	93,061	90,330
Series 2015-4 B2 144A 3.625% 6/25/45 #●	93,061	88,574
Series 2015-5 B2 144A 3.006% 5/25/45 #●	95,724	94,261
Series 2015-6 B1 144A 3.614% 10/25/45 #●	92,510	90,474
Series 2015-6 B2 144A 3.614% 10/25/45 #●	92,510	89,800
Series 2016-4 B1 144A 3.902% 10/25/46 #●	95,703	94,197
Series 2016-4 B2 144A 3.902% 10/25/46 #●	95,703	93,654
Series 2017-1 B2 144A 3.551% 1/25/47 #●	82,408	78,594
Series 2017-2 A3 144A 3.50% 5/25/47 #●	35,036	34,176
Series 2018-3 A5 144A 3.50% 9/25/48 #●	96,599	95,339
Series 2018-4 A15 144A 3.50% 10/25/48 #●	53,328	52,944
Series 2018-6 1A4 144A 3.50% 12/25/48 #●	34,789	34,463
Series 2018-7FRB A2 144A 2.841% 4/25/46 #●	42,721	42,792

Schedule of investments

Delaware Strategic Income Fund

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	35,417	$34,967
Series 2015-1 B2 144A 3.877% 1/25/45 #●	45,826	45,594
Series 2017-4 A1 144A 3.50% 7/25/47 #●	86,460	84,444
Series 2018-5 A4 144A 3.50% 5/25/48 #●	98,200	96,949
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	51,821	51,029
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	58,631	57,464
Series 2017-1 A1 144A 2.75% 10/25/56 #●	71,778	70,314
Series 2017-2 A1 144A 2.75% 4/25/57 #●	73,506	72,043
Series 2018-1 A1 144A 3.00% 1/25/58 #●	92,427	90,686
Washington Mutual Mortgage Pass Through Certificates Trust
Series 2005-1 5A2 6.00% 3/25/35 ♦	22,288	3,406
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 4.181% 4/25/36 ●	9,055	8,599
Total Non-Agency Collateralized Mortgage Obligations (cost $2,209,169)		2,167,542

Non-Agency Commercial Mortgage-Backed Securities – 3.31%
Banc of America Commercial Mortgage Trust
Series 2017-BNK3 C 4.352% 2/15/50 ●	35,000	34,138
BANK
Series 2017-BNK4 XA 1.448% 5/15/50 ∑●	450,498	40,075
Series 2017-BNK5 B 3.896% 6/15/60 ●	60,000	58,495
Series 2017-BNK7 A5 3.435% 9/15/60	65,000	63,273
Caesars Palace Las Vegas Trust
Series 2017-VICI B 144A 3.835% 10/15/34 #	60,000	60,038
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	85,000	82,478
Series 2016-CD2 A4 3.526% 11/10/49 ●	80,000	78,915
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	75,000	75,171
Series 2017-C4 A4 3.471% 10/12/50	45,000	43,734
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	110,000	107,457
Series 2014-CR19 A5 3.796% 8/10/47	80,000	80,957
Series 2015-CR23 A4 3.497% 5/10/48	85,000	84,358
Commercial Mortgage Pass Through Certificates
Series 2016-CR28 A4 3.762% 2/10/49 ♦	70,000	70,281
GRACE Mortgage Trust
Series 2014-GRCE B 144A 3.52% 6/10/28 #	100,000	99,520
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	150,000	153,058

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	75,000	$75,536
Series 2017-GS6 A3 3.433% 5/10/50	75,000	73,021
Series 2018-GS9 A4 3.992% 3/10/51 ●	40,000	40,478
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C27 XA 1.33% 2/15/48 ∑●	1,124,217	60,020
Series 2015-C31 A3 3.801% 8/15/48	65,000	65,503
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.539% 8/12/37 ●	35,000	36,141
Series 2013-LC11 B 3.499% 4/15/46	130,000	126,492
Series 2016-WIKI A 144A 2.798% 10/5/31 #	90,000	88,132
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	83,365
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	76,502	53,647
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●	100,000	94,677
UBS Commercial Mortgage Trust
Series 2018-C9 A4 4.117% 3/15/51 ●	70,000	71,274
Wells Fargo Commercial Mortgage Trust
Series 2015-C30 XA 0.94% 9/15/58 ∑●	1,896,758	98,527
Series 2015-NXS3 A4 3.617% 9/15/57	45,000	44,754
Series 2017-C38 A5 3.453% 7/15/50	90,000	87,653
Series 2017-RB1 XA 1.282% 3/15/50 ∑●	995,469	85,976
Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,445,430)		2,317,144

Loan Agreements – 3.22%
Applied Systems 2nd Lien 9.334% (LIBOR03M + 7.00%) 9/19/25 ●	270,000	279,281
Ball Metalpack Finco Tranche B 1st Lien 6.837% (LIBOR03M + 4.50%) 7/26/25 ●	140,000	141,051
Blue Ribbon 1st Lien 6.334% (LIBOR03M + 4.00%) 11/13/21 ●	102,808	101,395
Chesapeake Energy 1st Lien 9.577% (LIBOR03M + 7.50%) 8/23/21 ●	175,000	183,477
Dakota Holding Tranche B 1st Lien 5.584% (LIBOR03M + 3.25%) 2/13/25 ●	174,563	174,796
Deck Chassis Acquisition 2nd Lien 8.077% (LIBOR03M + 6.00%) 6/15/23 =●	200,000	201,750
GIP III Stetson I Tranche B 1st Lien 6.583% (LIBOR03M + 4.25%) 7/18/25 ●	105,000	105,624
Hyperion Insurance Group Tranche B 1st Lien 5.625% (LIBOR03M + 3.50%) 12/20/24 ●	174,561	175,671
Kronos 2nd Lien 10.593% (LIBOR03M + 8.25%) 11/1/24 ●	150,000	154,988

Schedule of investments

Delaware Strategic Income Fund

		Principal amount°	Value (US $)
Loan Agreements (continued)
Pisces Midco Tranche B 1st Lien 6.087% (LIBOR03M + 3.75%) 4/12/25 ●		175,000	$175,520
Sigma US Tranche B2 1st Lien 5.375% (LIBOR03M + 3.00%) 7/2/25 ●		175,000	175,109
Summit Midstream Partners Holdings Tranche B 1st Lien 8.077% (LIBOR03M + 6.00%) 5/21/22 ●		209,375	212,581
Weight Watchers International Tranche B 1st Lien 6.85% (LIBOR03M + 4.75%) 11/29/24 ●		172,785	174,405

Total Loan Agreements (cost $2,260,127)			2,255,648

Regional Bond – 0.19%Δ
Argentina – 0.19%
Provincia de Cordoba 144A 7.45% 9/1/24 #		150,000	134,064
Total Regional Bond (cost $156,938)			134,064

Sovereign Bonds – 2.25%Δ
Argentina – 0.41%
Argentine Bonos del Tesoro 21.20% 9/19/18	ARS	3,060,000	117,980
Argentine Republic Government International Bond 5.625% 1/26/22		175,000	166,600
			284,580
Bermuda – 0.27%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		200,000	190,228
			190,228
Egypt – 0.29%
Egypt Government International Bond 144A 5.577% 2/21/23 #		200,000	198,837
			198,837
Ivory Coast – 0.26%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		200,000	184,237
			184,237
Senegal – 0.26%
Senegal Government International Bond 144A 6.75% 3/13/48 #		200,000	181,980
			181,980
South Africa – 0.15%
Republic of South Africa Government Bond 8.75% 1/31/44	ZAR	1,500,000	106,104
			106,104

		Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Sri Lanka – 0.35%
Sri Lanka Government International Bond 144A 5.75% 1/18/22 #		250,000	$247,826
			247,826
Ukraine – 0.26%
Ukraine Government International Bond 144A 7.375% 9/25/32 #		200,000	182,059
			182,059
Total Sovereign Bonds (cost $1,719,954)			1,575,851

Supranational Banks – 1.01%
Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #		200,000	194,319
European Bank for Reconstruction & Development 6.00% 5/4/20	INR	7,100,000	101,204
Inter-American Development Bank 6.25% 6/15/21	IDR	2,900,000,000	192,281
7.875% 3/14/23	IDR	2,500,000,000	175,089
International Finance 7.00% 7/20/27	MXN	910,000	45,950
Total Supranational Banks (cost $773,811)			708,843

US Treasury Obligations – 4.64%
US Treasury Bond 3.125% 5/15/48		970,000	978,658
US Treasury Floating Rate Note 2.043% (USBMMY3M + 0.033%) 4/30/20 ●		700,000	700,112
US Treasury Notes 2.625% 6/30/23		815,000	806,850
2.75% 7/31/23		450,000	448,005
2.875% 5/15/28		315,000	312,791
Total US Treasury Obligations (cost $3,268,064)			3,246,416

		Number of shares
Convertible Preferred Stock – 0.03%
Wells Fargo & Co. 7.50% exercise price $156.71 y		14	17,766
Total Convertible Preferred Stock (cost $17,973)			17,766

Schedule of investments

Delaware Strategic Income Fund

	Number of shares	Value (US $)
Preferred Stock – 1.23%
Bank of America 6.50% µy	400,000	$429,500
Morgan Stanley 5.55% µy	20,000	20,525
US Bancorp 3.50% (LIBOR03M + 1.02%) y●	350	320,845
USB Realty 144A 3.486% (LIBOR03M + 1.147%) #y●	100,000	89,520
Total Preferred Stock (cost $780,210)		860,390

	Number of contracts
Options Purchased – 0.11%
Currency Put Options – 0.11%
USD vs CLP strike price CLP 630.00, expiration date 9/25/18, notional amount CLP 1,345,657 (CITI)	3,455,000	36,960
USD vs INR strike price INR 67.00, expiration date 1/24/19, notional amount INR 1,087,049 (HSBC)	7,244,000	19,803
USD vs JPY strike price JPY 108.00, expiration date 9/20/18, notional amount JPY 817,289 (BAML)	5,500,000	17,253
Total Options Purchased (cost $59,187)		74,016

	Principal amount°
Short-Term Investments – 1.37%
Repurchase Agreements – 1.37%
Bank of America Merrill Lynch 1.84%, dated 7/31/18, to be repurchased on 8/1/18, repurchase price $152,426 (collateralized by US government obligations 2.25% 11/15/27; market value $155,466)	152,418	152,418
Bank of Montreal 1.83%, dated 7/31/18, to be repurchased on 8/1/18, repurchase price $304,851 (collateralized by US government obligations 0.125%–2.875% 7/15/22–11/15/46; market value $310,933)	304,836	304,836
BNP Paribas 1.87%, dated 7/31/18, to be repurchased on 8/1/18, repurchase price $501,772 (collateralized by US government obligations 0.00%–4.75% 12/31/22–8/15/46; market value $511,781)	501,746	501,746
Total Short-Term Investments (cost $959,000)		959,000

Total Value of Securities – 99.84% (cost $70,973,105)		$69,874,264

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2018, the aggregate value of Rule 144A securities was $24,749,146, which represents 35.36% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2018. Rate will reset at a future date.

∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at July 31, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BAML	AUD	113,236	USD	(83,831)	8/10/18	$304	$—
BAML	CAD	92,889	USD	(69,797)	8/10/18	1,622	—
BAML	EUR	60,759	USD	(71,324)	8/10/18	—	(222)
BAML	NZD	105,769	USD	(72,870)	8/10/18	—	(777)
BNP	AUD	94,460	USD	(69,903)	8/10/18	280	—
HSBC	EUR	(60,004)	USD	70,431	8/10/18	213	—

Total Foreign Currency Exchange Contracts						$2,419	$(999)

Schedule of investments

Delaware Strategic Income Fund

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
(19) US Treasury 5 yr Notes	$(2,149,375)	$(2,172,478)	9/28/18	$23,103	$(148)
(59) US Treasury 10 yr Notes	(7,045,891)	(7,134,684)	9/20/18	88,793	(2,766)

Total Futures Contracts		$(9,307,162)		$111,896	$(2,914)

Swap Contracts

CDS Contracts[2]

Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared/ Protection Purchased:
CDX.NA.HY.30[5] 6/20/23- Quarterly	1,460,000	5.00%	$(102,386)	$(90,021)	$—	$(12,365)	$(2,009)
Over-The- Counter/ Protection Sold/ Moody’s Ratings:
MSC-CMBX.NA.BBB.6[6] 5/11/63- Monthly	460,000	3.00%	(50,683)	(51,427)	744	—	—

Total CDS Contracts			$(153,069)	$(141,448)	$744	$(12,365)	$(2,009)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in US dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(5,582).

5Markit’s CDX.NA.HY Index is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

6Markit’s CMBX.NA Index is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality ratings are measured on a scale that ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North American High-Yield

CITI – Citigroup Global Markets Inc.

CLO – Collateralized Loan Obligation

CLP – Chilean Peso

CMBX.NA – Commercial Mortgage-Backed Securities Index North America

EUR – European Monetary Unit

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSMPS – Goldman Sachs Reperforming Mortgage Securities

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange

IDR – Indonesian Rupiah

INR – Indian Rupee

Schedule of investments

Delaware Strategic Income Fund

Summary of abbreviations (continued)

JPM – JPMorgan

JPY – Japanese Yen

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NZD – New Zealand Dollar

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities
Delaware Strategic Income Fund	July 31, 2018

Assets:
Investments, at value[1]	$69,800,248
Foreign currencies, at value[2]	61,239
Options purchased, at value[3]	74,016
Cash	126,470
Cash collateral due from brokers	134,770
Receivable for securities sold	1,254,924
Interest receivable	754,038
Receivable for fund shares sold	74,114
Unrealized appreciation on foreign currency exchange contracts	2,419
Unrealized appreciation on credit default swap contracts	744
Receivable from investment manager	967
Other assets[4]	97,871

Total assets	72,381,820

Liabilities:
Payable for securities purchased	1,684,139
Upfront payments received on credit default swap contracts	141,448
Distribution payable	71,106
Other accrued expenses	61,972
Audit and tax fees payable	52,582
Payable for fund shares redeemed	29,724
Distribution fees payable to affiliates	11,956
Swap payments payable	8,146
Variation margin due to broker on futures contracts	2,914
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,146
Unrealized depreciation on foreign currency exchange contracts	999
Accounting and administration expenses payable to affiliates	563
Trustees’ fees and expenses payable to affiliates	206
Legal fees payable to affiliates	77
Reports and statements to shareholders expenses payable to affiliates	57
Variation margin due to broker on centrally cleared credit default swap contracts	2,009
Contingent liabilities[4]	326,237

Total liabilities	2,395,281

Total Net Assets	$69,986,539

Net Assets Consist of:
Paid-in capital	$75,523,385
Distributions in excess of net investment income	(176,875)
Accumulated net realized loss	(4,356,613)
Net unrealized depreciation of investments	(1,113,670)
Net unrealized depreciation of foreign currencies	(630)
Net unrealized appreciation of foreign currency exchange contracts	1,420
Net unrealized appreciation of futures contracts	111,896
Net unrealized appreciation of options purchased	14,829
Net unrealized depreciation of swap contracts	(17,203)

Total Net Assets	$69,986,539

Net Asset Value
Class A:
Net assets	$33,911,557
Shares of beneficial interest outstanding, unlimited authorization, no par	4,234,400
Net asset value per share	$8.01
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.39

Class C:
Net assets	$3,449,441
Shares of beneficial interest outstanding, unlimited authorization, no par	430,248
Net asset value per share	$8.02

Class R:
Net assets	$4,259,269
Shares of beneficial interest outstanding, unlimited authorization, no par	530,104
Net asset value per share	$8.03

Institutional Class:
Net assets	$28,366,272
Shares of beneficial interest outstanding, unlimited authorization, no par	3,538,559
Net asset value per share	$8.02
[1] Investments, at cost	$70,913,918
[2] Foreign currencies, at cost	61,429
[3] Options purchased, at cost	59,187
[4] See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Income Fund	Year ended July 31, 2018

Investment Income:
Interest	$3,672,548
Dividends	22,762
Foreign tax withheld	(1,586)

3,693,724

Expenses:
Management fees	430,923
Distribution expenses – Class A	98,202
Distribution expenses – Class C	47,355
Distribution expenses – Class R	23,970
Dividend disbursing and transfer agent fees and expenses	96,186
Registration fees	71,306
Legal fees	53,672
Audit and tax fees	52,846
Accounting and administration expenses	42,797
Reports and statements to shareholders expenses	37,781
Custodian fees	24,106
Trustees’ fees and expenses	3,746
Other	52,093
1,034,983

Less expenses waived	(368,549)
Less expenses paid indirectly	(945)

Total operating expenses	665,489

Net Investment Income	3,028,235

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	$(483,954)
Foreign currencies	(179,753)
Foreign currency exchange contracts	(42,018)
Futures contracts	81,745
Options purchased	(7,988)
Options written	6,406
Swap contracts	(192,642)

Net realized loss	(818,204)

Net change in unrealized appreciation (depreciation) of:
Investments**	(2,567,298)
Foreign currencies	34
Foreign currency exchange contracts	(4,952)
Futures contracts	64,097
Options purchased	18,271
Swap contracts	(17,234)

Net change in unrealized appreciation (depreciation)	(2,507,082)

Net Realized and Unrealized Loss	(3,325,286)

Net Decrease in Net Assets Resulting from Operations	$(297,051)

* Includes $(3,137) capital gain taxes paid.

** Includes $364 increase of capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Strategic Income Fund

	Year ended
	7/31/18	7/31/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,028,235	$3,343,670
Net realized loss	(818,204)	(514,675)
Net change in unrealized appreciation (depreciation)	(2,507,082)	(1,869,172)

Net increase (decrease) in net assets resulting from operations	(297,051)	959,823

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,552,628)	(2,072,447)
Class C	(153,928)	(205,608)
Class R	(177,132)	(209,798)
Institutional Class	(1,242,954)	(1,646,207)

Return of capital:
Class A	(111,353)	—
Class C	(11,314)	—
Class R	(13,940)	—
Institutional Class	(93,054)	—

	(3,356,303)	(4,134,060)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,687,402	6,369,718
Class C	676,646	1,282,218
Class R	449,591	689,331
Institutional Class	17,003,462	22,005,985

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,524,955	1,879,296
Class C	160,123	189,278
Class R	191,072	206,676
Institutional Class	1,321,849	1,580,499

	24,015,100	34,203,001

	Year ended
	7/31/18	7/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(19,738,537)	$(24,891,676)
Class C	(2,149,123)	(5,731,991)
Class R	(1,877,771)	(1,826,644)
Institutional Class	(22,370,603)	(40,705,695)

	(46,136,034)	(73,156,006)

Decrease in net assets derived from capital share transactions	(22,120,934)	(38,953,005)

Net Decrease in Net Assets	(25,774,288)	(42,127,242)

Net Assets:
Beginning of year	95,760,827	137,888,069

End of year	$69,986,539	$95,760,827

Distributions in excess of net investment income	$(176,875)	$(104,228)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/18	7/31/17	7/31/16	7/31/15	7/31/14
$8.41	$8.57	$8.43	$8.53	$8.34

0.32	0.24	0.15	0.20	0.23
(0.37)	(0.10)	0.20	(0.06)	0.23

(0.05)	0.14	0.35	0.14	0.46

(0.32)	(0.30)	(0.20)	(0.23)	(0.23)
(0.03)	—	(0.01)	(0.01)	(0.04)

(0.35)	(0.30)	(0.21)	(0.24)	(0.27)

$8.01	$8.41	$8.57	$8.43	$8.53

(0.62% )	1.73%	4.15%	1.65%	5.60%

$33,912	$51,220	$69,524	$64,069	$65,466
0.88%	0.90%	0.90%	0.91%	0.90%
1.35%	1.29%	1.21%	1.21%	1.19%
3.83%	2.84%	1.80%	2.30%	2.70%
3.36%	2.45%	1.49%	2.00%	2.41%
125%	210%	316%	313%	273%

Financial highlights

Delaware Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/18	7/31/17	7/31/16	7/31/15	7/31/14
$8.42	$8.58	$8.44	$8.54	$8.35

0.25	0.18	0.09	0.13	0.16
(0.36)	(0.10)	0.19	(0.05)	0.24

(0.11)	0.08	0.28	0.08	0.40

(0.26)	(0.24)	(0.13)	(0.17)	(0.17)
(0.03)	—	(0.01)	(0.01)	(0.04)

(0.29)	(0.24)	(0.14)	(0.18)	(0.21)

$8.02	$8.42	$8.58	$8.44	$8.54

(1.35% )	0.97%	3.37%	0.89%	4.81%

$3,450	$4,996	$9,490	$8,375	$8,572
1.63%	1.65%	1.65%	1.66%	1.65%
2.10%	2.04%	1.96%	1.96%	1.93%
3.08%	2.09%	1.05%	1.55%	1.95%
2.61%	1.70%	0.74%	1.25%	1.67%
125%	210%	316%	313%	273%

Financial highlights

Delaware Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

7/31/18	7/31/17	7/31/16	7/31/15	7/31/14

$8.44	$8.60	$8.46	$8.56	$8.37

0.30	0.22	0.13	0.18	0.21
(0.38)	(0.10)	0.19	(0.06)	0.23

(0.08)	0.12	0.32	0.12	0.44

(0.30)	(0.28)	(0.17)	(0.21)	(0.21)
(0.03)	—	(0.01)	(0.01)	(0.04)

(0.33)	(0.28)	(0.18)	(0.22)	(0.25)

$8.03	$8.44	$8.60	$8.46	$8.56

(0.97% )	1.48%	3.88%	1.40%	5.32%

$4,259	$5,725	$6,793	$6,863	$7,793
1.13%	1.15%	1.15%	1.16%	1.15%
1.60%	1.54%	1.46%	1.46%	1.45%
3.58%	2.59%	1.55%	2.05%	2.45%
3.11%	2.20%	1.24%	1.75%	2.15%
125%	210%	316%	313%	273%

Financial highlights

Delaware Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended July 31, 2018 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

7/31/18	7/31/17	7/31/16	7/31/15	7/31/14

$8.42	$8.58	$8.44	$8.54	$8.35

0.34	0.26	0.17	0.22	0.25
(0.37)	(0.10)	0.20	(0.05)	0.24

(0.03)	0.16	0.37	0.17	0.49

(0.34)	(0.32)	(0.22)	(0.26)	(0.26)
(0.03)	—	(0.01)	(0.01)	(0.04)

(0.37)	(0.32)	(0.23)	(0.27)	(0.30)

$8.02	$8.42	$8.58	$8.44	$8.54

(0.36% )	1.99%	4.40%	1.90%	5.86%

$28,366	$33,820	$52,081	$46,155	$30,241
0.63%	0.65%	0.65%	0.66%	0.65%
1.10%	1.04%	0.96%	0.96%	0.93%
4.08%	3.09%	2.05%	2.55%	2.95%
3.61%	2.70%	1.74%	2.25%	2.67%
125%	210%	316%	313%	273%

Notes to financial statements
Delaware Strategic Income Fund	July 31, 2018

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Emerging Markets Debt Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Strategic Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek high current income and, secondarily, long-term total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2018 and for all open tax years (years ended July 31, 2015–July 31, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended July 31, 2018, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2018, and matured on the next business day.

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking

Notes to financial statements

Delaware Strategic Income Fund

1. Significant Accounting Policies (continued)

place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended July 31, 2018, the Fund earned $717 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended July 31, 2018, the Fund earned $228 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective April 1, 2018, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), in order to prevent total annual operating expenses from exceeding 0.59% of the Fund’s average daily net assets. Prior to April 1, 2018, DMC had contractually agreed to waive its investment advisory fees to ensure total annual operating expenses did not exceed 0.65% of the Fund’s average daily net assets. The expense waivers were in effect from Aug. 1, 2017 through July 31, 2018.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds from Aug. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the

Notes to financial statements

Delaware Strategic Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

remainder of the Total Fee on a relative NAV basis. For the year ended July 31, 2018, the Fund was charged $6,691 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Aug. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily nets assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2018, the Fund was charged $15,307 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fees equal to the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same, blended rate currently 0.25% of the average daily net assets based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2018, the Fund was charged $2,247 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2018, DDLP earned $1,344 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2018, DDLP received gross CDSC commissions of $97 on redemptions of the Fund’s Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended July 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended July 31, 2018, the Fund engaged in Rule 17a-7 securities purchases of $154,925 and Rule 17a-7 securities sales of $1,959,993, which resulted in net realized gains of $43,030.

*The aggregate contractual waiver period covering this report is from Nov. 28, 2016, through April 1, 2019.

3. Investments

For the year ended July 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$71,058,881
Purchases of US government securities	24,740,801
Sales other than US government securities	92,484,127
Sales of US government securities	24,991,849

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$71,289,508

Aggregate unrealized appreciation of investments and derivatives	$1,002,648
Aggregate unrealized depreciation of investments and derivatives	(2,316,197)

Net unrealized depreciation of investments and derivatives	$(1,313,549)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Notes to financial statements

Delaware Strategic Income Fund

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below, and on the next page.

Level 1 – Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 – Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 – Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2018:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$18,618,396	$—	$18,618,396
Corporate Debt	—	39,135,993	—	39,135,993
Municipal Bonds	—	2,287,881	—	2,287,881
Foreign Bonds	—	2,418,758	—	2,418,758
Loan Agreements[1]	—	2,053,898	201,750	2,255,648
US Treasury Obligation	—	3,246,416	—	3,246,416
Convertible Preferred Stock	17,766	—	—	17,766
Preferred Stock[1]	320,845	539,545	—	860,390
Short-Term Investments	—	959,000	—	959,000
Options Purchased	—	74,016	—	74,016

Total Value of Securities	$338,611	$69,333,903	$201,750	$69,874,264

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$2,419	$—	$2,419
Futures Contracts	111,896	—	—	111,896
Swap Contracts	—	744	—	744
Liabilities:
Foreign Currency Exchange Contracts	—	(999)	—	(999)
Swap Contracts	—	(12,365)	—	(12,365)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Loan Agreements	—	91.06%	8.94%	100.00%
Preferred Stock	37.29%	62.71%	—	100.00%

2Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

Notes to financial statements

Delaware Strategic Income Fund

3. Investments (continued)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2018 and 2017 was as follows:

	Year ended
	7/31/18	7/31/17
Ordinary income	$3,126,642	$4,134,060
Return of capital	229,661	—

Total	$3,356,303	$4,134,060

5. Components of Net Assets on a Tax Basis

As of July 31, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$75,523,385
Distributions payable	(71,106)
Troubled debt litigation	(228,366)
Capital loss carryforwards	(3,802,273)
Qualified late year loss deferrals	(121,552)
Unrealized depreciation of investments, foreign currencies and derivatives	(1,313,549)

Net assets	$69,986,539

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market on foreign currency exchange contracts, tax treatment of market discount and premium on debt instruments, and mark-to-market of CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to foreign capital gains tax, tax treatment of gain (loss) on foreign currency transactions, market discount and premium on debt instruments, paydowns of asset- and mortgage-backed securities, contingent payment debt instruments, and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2018, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$25,760
Accumulated net realized loss	(25,760)

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At July 31, 2018, capital loss carryforwards available to offset future realized capital gains as follows:

No Expiration
Loss carryforward character

Short-term	Long-term
$2,426,355	$1,375,918

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/18	7/31/17
Shares sold:
Class A	328,331	763,586
Class C	81,220	153,560
Class R	54,141	82,402
Institutional Class	2,037,509	2,624,716

Shares issued upon reinvestment of dividends and distributions:
Class A	185,008	225,335
Class C	19,434	22,672
Class R	23,367	24,712
Institutional Class	160,626	189,351

	2,889,636	4,086,334

Shares redeemed:
Class A	(2,369,305)	(3,009,513)
Class C	(263,863)	(688,622)
Class R	(225,963)	(218,457)
Institutional Class	(2,676,815)	(4,866,090)

	(5,535,946)	(8,782,682)

Net decrease	(2,646,310)	(4,696,348)

Notes to financial statements

Delaware Strategic Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2018 and 2017, the Fund had the following exchange transactions.

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 7/31/18	3,757	24,406	24,485	3,756	$226,490
Year ended 7/31/17	71,413	—	—	71,479	591,575

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of July 31, 2018, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of securities that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2018, the Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2018, the Fund posted $90,000 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall

Notes to financial statements

Delaware Strategic Income Fund

8. Derivatives (continued)

exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended July 31, 2018, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the Fund’s overall exposure to certain markets, and to protect the value of portfolio securities.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2018, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedule of investments” at July 31, 2018, the notional amount of the protection sold was $460,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At July 31, 2018, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At July 31, 2018, net unrealized appreciation of the protection sold was $744.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2018, the Fund used CDS contracts to hedge against credit events, and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to financial statements

Delaware Strategic Income Fund

8. Derivatives (continued)

At July 31, 2018, the Fund posted $44,770 in cash as collateral for open centrally cleared swap contracts which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of July 31, 2018 was as follows:

		Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$2,419	$—	$—	$2,419
Variation margin due to broker on futures contracts*	—	111,896	—	111,896
Unrealized appreciation on credit default swap contracts	—	—	744	744
Options purchased, at value	—	74,016	—	74,016

Total	$2,419	$185,912	$744	$189,075

Fair values of derivative instruments as of July 31, 2018 was as follows:

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$999	$—	$999
Variation margin due to broker on centrally cleared credit default swap contracts**	—	12,365	12,365

Total	$999	$12,365	$13,364

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2018. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared credit default swap contracts from the date the contracts were opened through July 31, 2018. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2018 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Options Purchased	Swap Contracts	Total
Currency contracts	$(42,018)	$—	$—	$(13,740)	$—	$(55,758)
Interest rate contracts	—	81,745	6,406	5,752		93,903
Credit contracts	—	—	—	—	(192,642)	(192,642)

Total	$(42,018)	$81,745	$6,406	$(7,988)	$(192,642)	$(154,497)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(4,952)	$—	$18,271	$—	$13,319
Interest rate contracts	—	64,097	—	—	64,097
Credit contracts	—	—	—	(17,234)	(17,234)

Total	$(4,952)	$64,097	$18,271	$(17,234)	$60,182

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended July 31, 2018:

		Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	592,580	USD	286,966
Futures contracts (average notional value)		743,074		8,199,152
Options contracts (average value)		4,811		40
CDS contracts (average notional value)*		2,340,288		458,095

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or

Notes to financial statements

Delaware Strategic Income Fund

9. Offsetting (continued)

insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$1,926	$(2,545)	$(619)
BNP Paribas	280	—	280
Citigroup Global Markets	15,769	—	15,769
Hong Kong Shanghai Bank	819	—	819
Morgan Stanley Capital	744	—	744

Total	$19,538	$(2,545)	$16,993

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$(619)	$—	$—	$—	$—	$(619)
BNP Paribas	280	—	—	—	—	280
Citigroup Global Markets	15,769	—	—	—	—	15,769
Hong Kong Shanghai Bank	819	—	—	—	—	819
Morgan Stanley Capital	744	—	—	—	—	744

Total	$16,993	$—	$—	$—	$—	$16,993

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of July 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$152,418	$(152,418)	$—	$(152,418)	$—
Bank of Montreal	304,836	(304,836)	—	(304,836)	—
BNP Paribas	501,746	(501,746)	—	(501,746)	—

Total	$959,000	$(959,000)	$—	$(959,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the repurchase agreements as of July 31, 2018.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

Notes to financial statements

Delaware Strategic Income Fund

10. Securities Lending (continued)

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2018, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

When interest rates rise, fixed income securities (i.e, debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties,

Notes to financial statements

Delaware Strategic Income Fund

11. Credit and Market Risk (continued)

through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Management believes the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $326,237 and an asset of $97,871 based on the expected recoveries to unsecured creditors as of July 31, 2018 that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

14. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Income Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 18, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware Strategic Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2018, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	93.16%
(B) Return of Capital (Tax Basis)	6.84%
Total Distributions	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of sub-advisory agreements for Delaware Strategic Income Fund at a meeting held November 15-16, 2017

At a meeting held on Nov. 15-16, 2017, the Board of Trustees (“Board”) of Delaware Group® Government Fund, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Investment Management Global Limited (“MIMGL”) for Delaware Strategic Income Fund (the “Fund”). MIMEL and MIMGL may also be referenced as “sub-advisor(s)” below.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL and MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMEL and MIMGL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL and MIMGL; information concerning MIMEL’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMEL and MIMGL each would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMEL and MIMGL in connection with DMC’s collaboration with MIMEL and MIMGL in managing the Fund, and the qualifications and experience of MIMEL and MIMGL’s fixed income teams with regard to implementing the Fund’s investment mandates. The Board considered MIMEL and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMEL and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMEL and MIMGL to the Fund. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMEL and MIMGL, as well as MIMEL and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the sub-advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is more like a collaborative effort between the advisor and sub-advisors and a cross-pollination of investment ideas. Moreover, the Board noted the advisor’s and sub-advisors’ stated intention that the former retain the decision-making authority with respect to purchases and sales of securities in the sub-advised Fund.

Sub-advisory fees. The Board considered that DMC would not pay MIMEL and MIMGL fees in conjunction with the services that would be rendered to the sub-advised Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMEL and MIMGL would provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers, but that DMC’s portfolio managers for the Fund would retain final portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board noting that DMC would not pay MIMEL or MIMGL fees in conjunction with their services, concluded that analysis of economies of scale would be moot.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)
Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	59	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		(December 2013–Present)

Director —
HSBC USA Inc.
(July 2014–March 2017)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $90,580 for the fiscal year ended July 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $88,050 for the fiscal year ended July 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended July 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,474 for the fiscal year ended July 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,464 for the fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2017.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended July 31, 2018 and July 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GOVERNMENT FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 3, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 3, 2018